INCOME EQUITY FUND
CAPITAL APPRECIATION FUND
SPECIAL EQUITY FUND
---------------------------------------

ANNUAL REPORT

DECEMBER 31, 1998
---------------------------------------

WHERE LEADING MONEY MANAGERS CONVERGE

                     MANAGERS INCOME EQUITY FUND
                  MANAGERS CAPITAL APPRECIATION FUND
                      MANAGERS SPECIAL EQUITY FUND

                           ANNUAL REPORT
                          DECEMBER 31, 1998

                         TABLE OF CONTENTS

                              															      								         BEGINS
                                                      							      	ON PAGE
                                                                    -------
President's Message.................................................   1
The Managers Funds Performance......................................   3
	Complete performance table for all of The Managers
 Funds as of December 31, 1998
Investment Manager's Comments.......................................   4
	Discussion of investment results during the year and
 cumulative total return graphs versus relevant indices
Summary of Industry Weightings......................................  18
	Side by side comparison of the Funds' sector breakdown
Schedules of Portfolio Investments..................................  19
	Detailed portfolio listings by security type and industry
	sector, as valued at December 31, 1998
Statements of Assets and Liabilities................................  32
	Fund balance sheets, Net Asset Value (NAV) per share
 computation and cumulative undistributed amounts
Statements of Operations............................................  33
	Detail of sources of income, fund expenses, and realized and
	unrealized gains (losses) during the year
Statements of Changes in Net Assets.................................  34
	Detail of changes in fund assets and distributions to
	shareholders for the past two years
Financial Highlights................................................  36
	Historical net asset values, distributions, total returns,
	expense ratios, turnover ratios and net assets
Notes to Financial Statements.......................................  39
	Accounting and distribution policies, details of agreements
	and transactions with fund management and description of
	certain investment risks
Report of Independent Accountants...................................  44


[FN]

Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the funds are not federally insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any governmental agency.


PRESIDENT'S MESSAGE
----------------------------------------------------------------

[PHOTO OF PRESIDENT]

DEAR FELLOW SHAREHOLDER:

  The past year will be remembered as one of the most tumultuous years for financial assets in recent history. While the U.S. economy grew steadily throughout the year and inflation remained very moderate, several important events sent financial markets throughout the world on a roller-coaster of valuation.

  Early in the year, despite continued uncertainty about the health of many emerging economies, U.S. equity and fixed-income markets rose as continued growth in gross domestic product (GDP) and the reality of low inflation encouraged investors and consumers. Consumer spending continued to rise along with personal income, while unemployment reached post-WWII lows. As might be expected, consumer confidence estimates reached all-time highs.

  During the summer, however, the continuing problems in foreign economies
threw a wrench into the works.   A 7.7% drop in exports confirmed that the
economic crises in the Far East was having an impact on the U.S. economy, and raised the possibility that the emerging markets could drag relatively healthy developed markets, including the U.S., into recession. In mid-August, Russia devalued its currency by one third and defaulted on much of its debt to foreign creditors. Long Term Capital Management (LTCM), a hedge fund consisting of some of the "smartest money" on Wall Street, had to be bailed out by a consortium of large investment banking institutions after LTCM's funds lost nearly 90 percent of their value. The Malaysian government instituted capital controls over its currency, effectively eliminating further foreign investment. These events set off a vicious cycle that led to sharp declines of almost all of the world's financial markets. In addition, U.S. manufacturing activity and construction spending leveled off and U.S. job growth grew at a slower than expected pace in September. Again, not surprisingly, consumer confidence fell for three straight months into September. From their peak in mid-July most foreign and domestic stock indices fell 20% or more by the end of August. Liquidity in the credit markets dwindled as dealers and investors attempted to reduce their risk exposure at all costs, sending corporate bond and all lower credit quality debt prices lower. The beneficiaries were U.S. Treasury securities along with a few other countries' government debt which rose dramatically in price during the period.

  In reaction to these events and the market weakness, the Federal Reserve

--------------------------------------------------------------------------

Board reduced the Federal Funds Rate by one quarter percentage point on September 29th, and followed that with a surprise reduction in mid-October. In explaining his decision, Fed Chairman Greenspan told the Senate Budget Committee that "deteriorating foreign economies and their spillover to domestic markets have increased the possibility that the slowdown in the growth of the American economy will be more than sufficient to hold inflation in check." Several foreign central banks augmented the Fed's move by reducing their own rates.

  The global equity markets celebrated the rate reductions along with some encouraging corporate earnings news by surging to one of their best quarterly performances ever. Before the end of the calendar year, the broad large and medium capitalization indices were hitting all-time highs.

  The increased volatility of the financial markets was clear evidence that the success of the markets depends heavily on the continuation of a near perfect environment; low inflation, high employment, an extended economic expansion, strong corporate earnings driven by structural and technological improvements, and low interest rates. Any threats to this environment will likely trigger more volatility and dispersion of investment results. Now more than ever, we believe that past performance is no guarantee of future results, and that diversification is very important.

  This past year was also a successful one for The Managers Funds. Most of our funds performed within or exceeded our expectations during the year. In February, we successfully launched a new fund, Managers Emerging Markets Equity Fund. Although the emerging markets were not a particularly profitable area of investment in 1998, we believe that there is excellent
opportunity going forward.   We made one investment manager change during
the year in Managers Capital Appreciation Fund, which, incidentally, had a very successful year. Please see page 3 for the performance results of all of our funds.

  I would like to take this opportunity to personally thank Bill Graulty, who recently retired from the Funds' Board of Trustees, for his many years of service to our shareholders. Bill has been a Trustee to the Funds since their inception in 1984. Early in 1999 a proxy vote will be held to elect a replacement for Bill Graulty. We wish him well in his future endeavors.

  As always, should you have any questions about this report, please feel free to contact us at 1-800-835-3879.

  We thank you for your continued investment in The Managers Funds.

Sincerely,

/S/ ROBERT P. WATSON

Robert P. Watson

President

THE MANAGERS FUNDS PERFORMANCE (unaudited)
All periods ending December 31, 1998
-----------------------------------------------------------------

                  	 	AVERAGE ANNUAL TOTAL RETURNS
            --------------------------------------------------------
                                              					 SINCE 	INCEPTION MORNINGSTAR
                   1 YEAR 3 YEARS	5 YEARS	10 YEARS	INCEPTION 	DATE   	RATING**
                   ------ ------- ------- -------- -------- -------  ---------
Equity Funds:
Income Equity Fund 	11.77%	18.49%	 17.68% 	14.43%  	15.22% 	Oct. '84	   ***
Capital Appreciation
   Fund            	57.41%	26.34% 	21.51% 	18.36%  	17.77% 	Jun. '84	   ****
Special Equity Fund 	0.20%	15.88%	 15.35%	 16.64%	  15.80% 	Jun. '84	   ***
International
   Equity Fund     	14.54%	12.70%	 11.16% 	11.62%  	14.05% 	Dec. '85 	  ****
Emerging Markets
   Equity Fund       	--    	--     	--     	--	   (22.60)%	Feb. '98     	NA

Income Funds:
Short & Intermediate
    Bond Fund        	5.36%	5.13%  	4.23%  	7.13%   	8.15%	 Jun. '84	   ***
Intermediate
    Mortgage Fund    	6.08%	5.84%  	0.83%  	6.72%   	7.12%  	May '86	   *
Bond Fund            	3.34%	6.19%  	7.77%  	9.75%  	10.73% 	Jun. '84    ***
Global Bond Fund    	19.27%	7.64%    	--	    --     	8.24% 	Mar. '94	   **
Money Market Fund    	5.25%	5.36%  	4.94%	  5.19%   	5.83% 	Jun. '84   	NA

---------------------------------------------------------------------------
[FN]

Past performance is no guarantee of future results. Investment returns and share price will fluctuate. The redemption price of a mutual fund may be more or less than the purchase price. For additional or more recent information on any of the Managers Funds, please call The Managers Funds at (800)835-3879, or your investment adviser. Please read the prospectus carefully before you invest.


* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect fee waivers or the reimbursement of fund expenses as described in the prospectus. No adjustment has been
made	for taxes payable by shareholders on their reinvested dividends and capital gain distributions.  Returns for periods greater than one year
are	annualized.

**Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/98 and are subject to change every month. The ratings are by asset class and are calculated from the funds' three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day
Treasury bill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds other than the International Equity Fund was rated against 2,821, 1,721 and 751 equity funds, the International
Equity Fund was rated against 872, 417 and 124 international equity funds, and each of the Income Funds was rated against 1,499, 998 and 378 taxable fixed-income funds. Ten percent of the funds in each asset class receive five stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.


--------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
--------------------------------------------------------------

MANAGERS INCOME EQUITY FUND is an income-oriented stock fund managed by The Managers Funds, L.P. since its inception in 1984. The Managers Funds currently utilizes two independent sub-advisors who each manage approximately half of the total portfolio: Harold Ofstie of Chartwell Investment Partners, hired in September 1997, and Robert Hoffman of Scudder Kemper Investments, Inc., hired in August 1991.

THE PORTFOLIO MANAGERS

Harold Ofstie and the investment management team at Chartwell are value-oriented investors who use relative dividend yields, price/earnings ratios and price/cash flow ratios of stocks to help identify issues that are
undervalued by the market.   They seek to obtain excess returns from the
dividend income stream of the portfolio, the appreciation of stocks from depressed levels and appreciation of stocks due to growth in earnings. Because the income stream provides a positive return, and the level of the dividend provides somewhat of a floor for the price of each stock, the returns from this type of strategy are intended to be less volatile than the market in general.

Harold's process is such that he only considers stocks that are yielding more than the average dividend yield of the S&P 500. He and a team of analysts and portfolio managers at Chartwell then pare the list of potential holdings in search of strong balance sheets, ample cash flows and valuation characteristics which are customized for each industry group, in order to find the most statistically attractive securities. Fundamental investigation of the candidates seeks to confirm the statistical findings and uncover catalysts within each company or the environment which could potentially improve the earnings and/or stock valuation in the near future. Catalysts can be in the form of a new product or technology, an acquisition, divestiture or restructuring, significant management changes, or outside forces such as industry events, regulatory revisions or changes in demand. Harold is not a pure contrarian manager likely to initiate a position just because it is cheap. Instead he will utilize relative strength and earnings revision models to confirm the efficacy of the catalysts and help optimize
the timing of purchases.   Harold's portfolios consist of 40 to 50
securities with the restriction that no sector will have a weighting of more than two and a half times the weighting of the S&P 500. Each position has a pre-determined 12-month price target. Stocks are sold when the price targets are met, if fundamentals deteriorate, or if the prices rise to a level at which the dividend yield is below that of the S&P 500. Additionally, stocks may be sold simply to make room for new purchases with better potential.

Robert Hoffman of Scudder Kemper holds a similar philosophy: stocks with high relative dividend yields provide above average returns with below average volatility in the long run.

Hoffman, however, is more of a growth investor who uses relative dividend yields to identify stocks that are attractively valued and to avoid those that are overvalued. He seeks to obtain excess returns from the dividend income stream of the portfolio, appreciation of stocks from depressed levels, and appreciation of stocks as a result of earnings and dividend growth.

Similar to Chartwell, he invests only in stocks with a yield higher than that of the S&P 500 (in this case at least a 20% premium is required), and prefers stocks which have yields which are high relative to their own historical levels. After screening for yield, Robert and the team of analysts at Scudder analyze potential holdings in search of strong or improving fundamentals, earnings, and dividend growth and strong management. Stocks are sold when the price rises to a point where the yield is more than 25% below that of the S&P 500. In addition, positions are sold if the fundamentals deteriorate, or merely to provide liquidity for other purchases.

As a rule, Robert generally stays fully invested with a majority of the portfolio in domestic common stocks. He will, however, purchase American Depositary Receipts (ADRs) of foreign companies' stocks and Real Estate Investment Trusts (REITS). Occasionally, he will invest in preferred stock or convertible bonds.

THE YEAR IN REVIEW

During 1998, Managers Income Equity Fund provided a total return of 11.8% compared with a full-year return of 28.6% for the S&P 500.

While a one-year return of 11.8% is in line with the stock market's historical track record, the Fund's performance relative to its benchmark was very disappointing. For investment managers who use strict valuation disciplines, 1998 was an extremely frustrating year. Traditional valuation methods, which have served well over many years, had no significance for many of the best performing stocks during the year. This is a classic example of the difference between "growth" style and "value" style investing, and 1998 was a year in which the difference in results was much wider than usual. For example, the S&P/Barra Value Index returned 15% in 1998 compared with a return of more than 42% for the S&P/Barra Growth Index. The managers' investment style is thus a major contributor to the Fund's underperformance relative to the S&P 500.

From a sector perspective, the Fund underperformed for two reasons: lack of technology and a large position in basic materials companies. Although the basic materials sector appears attractively valued, falling commodity prices have impeded profitability. The Fund's allocation to basic material stocks ranged from two to three times that sector's weight in the S&P 500 throughout the year. On average, stocks in this sector declined 5.4 percent in 1998, and the Fund's basic materials holdings did much worse than this. Additionally, the Fund had an extremely low allocation to the technology sector where, as one would expect, relatively few dividends are paid. Clearly, not owning any of the internet-related companies hurt relative performance during the year.

The Fund's heaviest sector allocation throughout the past several years has been in financial companies. Bank stocks in particular have been an attractive investment due to their relatively low valuations and the premise that with industry consolidation they were lowering their cost structures, diversifying their income sources, and thus reducing their financial risks. These stocks were among the portfolio's worst performers during the third quarter as the default of Russian debt, news of trading losses in the emerging markets, and exposure to global hedge funds demonstrated that banks still had plenty of financial risk. Positions in Chase Manhattan, JP Morgan, Bankers Trust and Mellon Bank led the third quarter decline and then rebounded significantly in the fourth quarter.

LOOKING FORWARD

Going forward, the Fund's positioning is not dramatically changed from last year. The portfolio has a price/earnings ratio which is 33% less than that of the S&P 500, and a price/book ratio which is less than half that of the benchmark's. Meanwhile, the portfolio's average five-year earnings growth rate is 13%, while the benchmark's earnings growth rate is 19%. There is a possibility that we have entered a "new era" where classic measures of value are obsolete and new factors become the basis for analysis. We believe, however, that this is very unlikely. Growth/value cycles such as this are not uncommon and they often test investors' resolve at the extremes. Both managers remain committed to the valuation disciplines that they use, and are confident that they will benefit during a period in which valuations get called into question.

-----------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
Cumulative Total Return Performance
-----------------------------------------------------------------------

 The Managers Income Equity Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

 The S&P 500 Index is an unmanaged capitalization weighted indes of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Index assumes reinvestment of dividends.

 This chart compares a hypothetical $10,000 investment made in Managers Income Equity Fund on December 31, 1988, to a $10,000 investment made in the S&P 500 for the same period. Past performance is not indicative of future results.

[Line Graph comparing hypothetical $10,000 investment for the past ten years between the Income Equity Fund and the S&P500 Index]

                      1988     1989     1990    1991    1992   1993   1994   1995   1996   1997    1998
                     -----     ----    -----    ----    ----   ----   ----   ----   ----   ----   -----
Income Equity Fund  10,000    12,224  10,634   13,790 15,168  17,055 17,218 23,133  27,084 34,436 38,488
S&P 500 Index       10,000    13,149  12,732   16,621 17,896  19,684 19,935 27,426  33,724 44,976 57,828


This table shows the average annual total returns for Managers Income Equity Fund for the one-year, five-year and ten-year periods through December 31, 1998, and comparable returns for the S&P 500 Index.


  AVERAGE ANNUAL TOTAL RETURNS
                                                ANNUALIZED
                                   ----------------------------------------
                                   ONE YEAR       FIVE YEARS      TEN YEARS
                                   --------      -----------       ---------
Managers Income Equity Fund        11.8%          17.7%             14.4%
S&P 500 Index                      28.6%          24.1%             19.2%


------------------------------------------------------------------------
MANAGERS CAPITAL APPRECIATION FUND
------------------------------------------------------------------------

MANAGERS CAPITAL APPRECIATION FUND is a growth oriented stock fund managed by The Managers Funds, L.P. since its inception in 1984. The Managers Funds currently utilizes two independent sub-advisors who each manage approximately half of the total portfolio. Throughout much of 1998, Frank Husic of Husic Capital Management served as one of the sub-advisors to the Fund. In October 1998, for reasons that are discussed below, The Managers Funds replaced Husic with Kevin Riley of Roxbury Capital Management. Joseph McNay of Essex Investment Management, has served as the other sub-advisor since March 1997.

THE PORTFOLIO MANAGERS

Roxbury Capital Management's investment philosophy leads it to focus on companies with strong competitive positions, which are leaders in their respective industries and are oriented toward maximizing shareholder value. The key ingredient for inclusion in the portfolio is sustainable growth in earnings and cash flow. Thus, the portfolio will tend to be heavily weighted in companies which have not only demonstrated earnings and cash flow growth in the recent past, but which can be expected to maintain or increase their growth rate into the foreseeable future. Valuation is, in the final analysis, important, however, growth and quality parameters must first be recognized.

Roxbury uses quantitative screens to identify companies with strong earnings growth, high returns on invested capital, healthy balance sheets and positive cash flow. The team of analysts and portfolio managers at Roxbury perform fundamental analysis on companies which appear attractive based on the screens. This entails visiting with companies' managements, speaking with competitors and clients of the companies, analyzing the current and future market trends where they relate to the businesses and doing an in-depth analysis of the companies' financial statements. The goal of the fundamental analysis is to determine whether or not each company's earnings and cash flow growth is sustainable into the future. Will the market support the company's growth? Does the company have the appropriate physical and financial resources? Does the management have a viable business plan and the ability to execute it? What are the competitors doing? Particular attention is paid toward businesses with high returns on capital because these businesses tend to generate significant free cash flow and offer a high likelihood of sustainability. Analysis of these issues enables the investment team at Roxbury to estimate the earnings and cash flow potential of each company.

With these estimates portfolio manager, Kevin Riley, constructs a portfolio of between 35 and 40 stocks which have the most potential relative to their valuation. While sector and industry concentration are mostly a result of the individual stocks selected, Kevin manages the risk of the portfolio by diversifying across industries and investing in companies which are in different phases of their business cycle.

Typically, most of Roxbury's portfolio will be invested in large capitalization "blue chip" companies with predictable businesses and sustainable earnings and cash flow growth. An additional positive characteristic of these companies is that they are typically the most liquid of stocks. Up to 20% of the portfolio may be invested in medium capitalization companies that have a strong niche or franchise and offer superior long-term growth potential. In addition, another portion of the portfolio may be invested in companies that have an unusually strong reward/risk relationship due to some special circumstances such as corporate restructuring. Roxbury expects to earn most of its investment return through the capital appreciation of its holdings as a result of growth in company earnings.

Kevin will sell a position if and when the price exceeds his expectations given his estimate of the company's sustainable earnings growth rate. He may also sell stocks in order to invest in other companies with superior potential. Most importantly, Kevin will sell a stock if Roxbury's ongoing fundamental analysis determines that the quality or outlook of the company is deteriorating in any way.

At Essex Investment Management, Joe McNay's investment philosophy is similar to Roxbury's in that he focuses on the principle that a company's earnings growth and profitability will drive its future price performance. He is thus determined to identify companies which have accelerating, sustainable earnings growth and the potential for superior revenue growth and margin expansion. Ideally, Joe searches for companies which have a dominant product or service and a strong management team. Although he is not a "value" manager, Joe is value conscious, and seeks investments that he considers to be under-owned or attractively priced relative to his growth
projections.   Companies that meet all these criteria are defined as
"franchise opportunities."

The research and portfolio management teams at Essex generate ideas by visiting companies, attending conferences and trade shows, as well as through database screening. Then they develop earnings models and projections, evaluate balance sheet strengths and weaknesses, and speak with company managements.

Upon initiating a position, Essex applies risk controls to limit negative effects. These consist of price targets, individual position limits of 5% of the portfolio, and a maximum industry exposure limit of 20% of the portfolio. Companies are sold when Essex perceives a loss of proprietary or dominant position, an earnings disappointment, excess value versus forecasted growth, or if there is a better opportunity elsewhere.

The result is that Essex's portfolio is comprised of a blend of large multinationals with dynamic medium to large industry leaders. The portfolio's market cap ranges from $1 billion to $100 billion with 50 to 60 companies that display sustainable, high quality earnings growth at reasonable valuations.

THE YEAR IN REVIEW

Managers Capital Appreciation Fund provided a total return of 57.4% during 1998 while the Standard & Poor's

500 Stock Index (S&P 500) returned 28.6%.

The Fund's excellent performance in 1998 can partly be attributed to actions taken in late 1997 when stocks of companies with healthy fundamental attributes were devalued as a result of the economic crisis in the Far East. Both managers' decision to maintain a heavy position in technology stocks amidst the panic selling of other investors, along with their move to increase their holdings in consumer cyclical and communications companies during the fourth quarter of 1997 paid off in early 1998. The technology, communications and consumer cyclical sectors were the three largest sectors represented in the portfolio at the start of the year, and also the three best performing sectors during the year.

An increase in consumer confidence in the first half of 1998 was confirmed by an increase in consumer spending which had a direct effect on consumer cyclical businesses and internet related businesses. As volume and revenue growth accelerated for certain internet businesses it became clear that on-line commerce was becoming a permanent, important part of business. In early June, when mainstream technology and media companies such as Compaq and NBC announced deals to ally with companies such as Yahoo! and CNET, the valuations for many internet stocks surged.

The dramatic price increases of some of these companies epitomizes the difference between growth and value styles of investment analysis. Because of the very early stage of their development, many internet businesses have yet to demonstrate positive earnings. Thus, traditional methods of valuation, such as calculating a price/earnings ratio, have been ineffective. Value style investors have typically ignored these companies while growth oriented investors have bid them up in expectation of dramatic earnings gains in the future. Because these stocks are valued based on very high expectations, they have become more volatile and inherently more risky. They do, however continue to have great potential.

After the extremely rewarding first half, stocks traded down sharply during the 3rd quarter, with price volatility increasing due to continued uncertainty about the health and stability of the global economy. The managers took advantage of the volatility to rebalance their portfolios, adding some high quality positions and trimming others. While marginally trimming the Fund's core technology holdings in Dell, America
Online and CNET, and eliminating 18 technology positions including Excite and PeopleSoft, the managers added 14 new names including significant positions in Yahoo! and Microsoft during the third quarter. Meanwhile, they increased positions in Compuware, BMC Software and Cisco Systems. Although they maintained a stable allocation in consumer cyclical stocks during the third quarter, the managers changed some of the names with the notable addition of CMGI, an internet content provider. In addition, the managers doubled the allocation in consumer staples holdings which mostly consisted of broadcasting companies. Notable positions in Time Warner and Viacom were increased while new holdings in MediaOne, Comcast and Cablevision Systems were added. The funds for these additional holdings came almost entirely from the sale of financial, transportation and utility holdings.

The Fund's financial holdings performed poorly during the third quarter as the market devalued almost all financials due to concerns over bad loans to the emerging markets and excessive exposure to hedge fund investments. While investments in Travelers (Citigroup), Household International, and Equitable remained at the end of the third quarter, small allocations in utilities and airline companies were eliminated.

As of October, both portfolio managers remained very concentrated in technology and consumer service companies, many of which were involved in conventional and internet broadcasting. As previously discussed this was an extremely profitable concentration throughout the year, however, the similarity between managers was contrary to The Managers Funds' principal philosophy of combining dissimilar investment managers to achieve both focus and diversification. As a result, The Managers Funds replaced one of the sub-advisers, Husic Capital Management, with Roxbury Capital Management, whose investment philosophy is discussed above. The replacement became effective October 16, 1998. As expected, the transition resulted in a considerable increase in market capitalization, somewhat higher growth characteristics, and an increased allocation to certain economic sectors, such as finance and health care.

During the fourth quarter the portfolio again provided a robust return as technology and consumer cyclical stocks rebounded. Internet- related stocks in particular surged late in the year as many investors anticipated strong internet commerce during the holiday season. While the portfolio managers remain optimistic about the future of the internet, they have been diligent in managing risk by trimming these positions as they have appreciated.
Among the internet- related stocks which most significantly contributed to the Fund's performance during the year were America Online (AOL), which returned 585% during the year, Amazon.com, which rose 966%, CNET which rose 80%, and CMGI which rose 131% since its addition to the portfolio in the 3rd
quarter.   Despite significant trimming, AOL and CMGI remain among the top
10 holdings of the Fund.

LOOKING FORWARD

The Fund remains heavily invested in technology companies going into the new year, however, the portfolio is significantly more diversified across other sectors than it was during most of 1998. Due to the sharp increase in prices of many of the portfolio's consumer cyclical positions Roxbury has trimmed those positions while adding healthcare and financial positions. Meanwhile, Essex has been increasing its exposure in communications companies. As they did during the previous year, the portfolio managers continue to avoid energy, utility and transportation companies because these companies are not showing exceptional growth characteristics. For this same reason, the portfolio has few holdings in basic materials and capital goods producers. The table on page 18 displays a full breakdown of the sector allocation of the Fund.

----------------------------------------------------------------------
MANAGERS CAPITAL APPRECIATION FUND
Cumulative Total Return Performance
----------------------------------------------------------------------

  The Managers Captial Appreciation Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

  The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domesic economy through changes in the aggregate market value of those stocks. The Index assumes reinvestment of all dividends.

  This chart compares a hypothetical $10,000 investment made in Managers Capital Appreciation Fund on December 31, 1988, to a $10,000 investment made in the S&P 500 for the same time period. Past performance is not indicative of future results.

[Line graph comparing hypothetical $10,000 investment for the past ten years between the Capital Appreciation Fund and the S&P 500 Index]


                             1988   1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
                             ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Managers Capital
      Appreciation Fund     10,000 12,105 11,872 15,783 17,463 20,375 20,064 26,764 30,429 34,290 53,975
S&P 500 Index               10,000 13,149 12,732 16,621 17,896 19,684 19,935 27,426 33,724 44,976 57,828


 This table shows the average annual total returns for Managers Captial Appreciation Fund for the one-year, five-year and ten-year periods through December 31, 1998, and comparable returns for the S&P 500 Index.


   AVERAGE ANNUAL TOTAL RETURNS
                                                 ANNUALIZED
                                         ----------------------------------
                                         ONE YEAR      FIVE YEARS    TEN YEARS
                                         --------       ---------     --------
Managers Capital Appreciation Fund        57.4%           21.5%        18.4%
S&P 500 Index                             28.6%           24.1%        19.2%


---------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
---------------------------------------------------------------------------

MANAGERS SPECIAL EQUITY FUND, managed by The Managers Funds, L.P. since its inception in 1984, is a growth oriented equity fund which primarily invests in the stocks of small capitalization companies. The Managers Funds currently utilizes four independent sub-advisors who each manage separate portions of the portfolio: Andrew Knuth of Westport Asset Management, who has been managing a portion of the Fund since December 1985, manages
approximately one third of the total portfolio.   Gary Pilgrim of Pilgrim
Baxter & Associates, who has been managing a portion of the Fund since October 1994, manages approximately one third of the portfolio. Timothy Ebright of Liberty Investment Management, a division of Goldman Sachs Asset Management, has been managing a portion of the Fund since December 1985, manages approximately one fifth of the portfolio. Bob Kern, of Kern Capital Management, was added as a sub-advisor in September 1997, and manages the remainder of the Fund.

THE PORTFOLIO MANAGERS

Andy Knuth's investment philosophy entails investing in small capitalization companies which he perceives as having significant upside potential in earnings and return on equity over the next twelve to eighteen months. Although he is investing for growth, Andy will purchase stocks only if they are selling at or below the market's price/earnings multiple, or below valuations of other companies in the same industry. Thus, he must discover and invest in companies very early in their growth cycle.

Implicit in the strategy is that Andy and his partner focus on a small number of issues, and tend to hold them for a long time. The concentration and low turnover enable Andy to heavily research and monitor each position. He is focused on future profits only, and, in fact, prefers to find businesses which are inherently good but which have gone through a troubling period. Factors that may improve earnings and investor perceptions include acquisitions or divestitures, management shake-ups, changes in the business cycle, or the development of a proprietary product in a strong industry. He searches, in particular, for companies with good managers who are finding ways to substantially improve the company.

The result is that Andy will typically have a concentrated portfolio, and any significant industry concentrations are merely an outcome of bottom up selection. Because some of the companies in which he invests may not yet have earnings, the price to trailing earnings ratio may be high, although the price to forward earnings will be well below average. Andy is a patient investor, usually turning over less than 20% of his portfolio per year.

Gary Pilgrim, of Pilgrim Baxter & Associates focuses only on companies with
high and accelerating earnings growth.   First, he screens for stocks which
are exhibiting at least 20% or greater earnings growth. He then ranks these stocks using a proprietary quan-titative ranking system (QRS) which focuses on recent earnings growth, earnings acceleration, prospective earnings growth and potential for earnings surprise. A team of analysts at Pilgrim Baxter speak with managements and analyze the businesses to confirm and refine earnings expectations, and stocks are purchased and sold based on their relative rankings.

Typically the portfolio will have an average historical and expected earnings growth rate of near 50%. Because such a high priority is placed on high growth, the companies in the portfolio tend to be very visible, and possess very high price to earnings multiples. While successful growers move up in price quickly, companies posting disappointing earnings move down dramatically as well. High multiples also make the prices very sensitive to industry and economic news and events. The result is a portfolio which exhibits a high level of price volatility.

In addition, the QRS's focus on short-term periods results in a high amount of portfolio turnover. This is a necessary circumstance since companies with high price multiples whose growth is slowing need to be identified and replaced immediately. Gary typically holds around 80 positions and has an annual turnover ratio in excess of 200%. His portfolios are also typically heavily weighted in a few business sectors.

While similar in some respects to Andy Knuth, Tim Ebright, of Liberty Investment Management searches for a different kind of value and growth. Tim searches for companies which have very predictable earnings, positive operational cash flow and a defensible market position, which are selling for less than the intrinsic value of the business. In addition, Tim prefers companies in which the managers own a substantial portion of the stock.

Typically, this combination can only be found in companies that have not been "discovered" by institutional investors, or have been "orphaned" since their initial public offerings. Companies such as this tend to be very small, thus, Tim is what many consider a micro-cap manager. That is, he typically invests only in companies with market capitalizations under $300
million, sometimes far smaller.   If his analysis is correct, the portfolio
makes money in one of three ways: First, the company may continue to churn out steady earnings growth for an indefinite period. Second, the stock may be discovered by institutional investors and enjoy an expansion of its valuation. Third, the company may be acquired at or above its intrinsic value.

Because of the size of the companies, Tim must build a portfolio of close to 100 positions. These stocks tend to be less susceptible to market swings, and exhibit less price volatility merely because they trade much less than larger companies. Their added risk is in their lower liquidity.

Bob Kern is one of the pioneers of micro-cap investing, and while similar to Tim Ebright in his focus on very small companies, Bob directs his efforts toward finding companies which are succeeding through innovation of new products or services. Thus, Bob's portfolio tends to be concentrated in technology, healthcare, consumer goods and service sectors. Bob seeks to earn returns from the appreciation of stocks as the companies' products develop and penetrate new markets.

In most cases the analysis of the product and judgements as to its potential is the most important aspect of the decision to own stock. In all cases, however, the operational and financial health of the company must be verified. Bob likes to find companies in which margins will increase with revenue growth, and which can finance much of their growth from operating cash flow.

Although valuation is clearly important, Bob is often willing to pay relatively high multiples where he sees enough growth potential. Bob will typically hold a portfolio of 60 to 70 stocks with a median market capitalization of under $200 million.

Risk is a necessary part of investing, and is particularly inherent in investing in small capitalization companies. In this Fund we have combined four managers who each specialize in a different types of risk. Andy Knuth takes on extra specific (or company) risk by concentrating his portfolio in a small number of stocks. Meanwhile he is trying to decrease price risk by purchasing undervalued companies. Tim Ebright is taking on added liquidity risk while decreasing specific and price risks. Gary Pilgrim is taking on added price risk while lowering specific risk. Bob Kern diversifies specific risk while taking on price risk and liquidity risk.

THE YEAR IN REVIEW

The Fund returned 0.2% during 1998, compared with a return of -2.3% for the Russell 2000 Index of small-capitalization stocks. Clearly 1998 was a difficult period for small-cap stocks relative to larger-caps names, such as those that comprise the S&P 500. Indeed, small-cap underperformance relative to large caps has been a familiar theme for investors over the past several years.

Nearly all of the poor returns for small-cap stocks occurred in the 3rd quarter of 1998. During that period, both the Russell 2000 and the Special Equity Fund declined by more than 20 percent. The Fund, meanwhile, had actually underperformed its benchmark by about 30 basis points through September before rallying in a strong fourth quarter that brought its full-year return to nearly 250 basis points ahead of the Index.

With four sub-advisors and a considerable amount of portfolio turnover, it would be inappropriate to attribute the Fund's relative outperformance over the course of the year to any one or two factors. Indeed, our analysis suggests that the performance stemmed from the confluence of a diverse spectrum of factors, and it is that diversity that makes this Fund so attractive from a risk/reward standpoint.

Still, a look back does provide some information. For instance, it was interesting to note that the Fund on average was extremely successful in investing in the technology sector. On the one hand, the Fund maintained roughly a 150% relative weighting in this sector throughout the year and it was the best performing sector in the small-cap universe. Additionally, the specific tech stocks that the Fund owned performed well, especially in the fourth quarter when 16 of its tech stocks returned greater than 100%.

Meanwhile, the Fund was prescient in underweighting the basic materials and energy sectors throughout the year. These two economic sectors have been under extreme pressure for years now, stemming primarily from global disinflation.

Not all portfolio decisions worked, though. The Fund's positions in health care performed extremely poorly. And the Fund did maintain a weighting at or above the market weight in capital goods stocks, which fell on average by about 10 percent in the small-cap universe.

LOOKING FORWARD

The general theme among all of our sub-advisors is that valuations for small-cap relative to large-cap stocks remain extremely attractive. With earnings growth rates for the large-cap companies slowing to the low-to-mid single digit range as opportunities for margin expansion dissipates, the mid-teen growth rates that are visible in the small-cap arena should start to look more and more attractive.

Tim Ebright's strategy continues to be to "look for free cash generating companies that grow consistently and predictably outside the radar screens of institutional investors." As such, his holdings will tend to be extremely small, with a median market cap below $300 million. His bottom-up approach to investing also implicitly uses several investment themes (and the industries that they would lead to): increased security needs (alarm and guard companies), the aging of the population (health care, personal services), and expansion of international trade (air freight) among others.

Gary Pilgrim remains confident that reasonably good earnings plus stable inflation and interest rates provide an attractive backdrop for the growth companies he invests in. He presently maintains a significant bet in the technology sector.

Bob Kern remains focused on extremely small but innovative companies. Thus, over half of his portfolio is invested in the health care and technology sectors, with his median market cap under $200 million.

Finally, Andy Knuth at Westport has been patient, believing that he has paid an attractive price for his holdings and will eventually be rewarded. Presently, his sector bets include a modest overweighting in consumer staples and a modest underweighting in consumer cyclicals.

-----------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
Cumulative Total Return Performance
----------------------------------------------------------------------------

  The Managers Special Equity Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

  The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

  The Russell 3000 Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

  This chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund on December 31, 1988, to a $10,000 investment made in the Russell 2000 for the same time period. Past performance is not indicative of future results.

[Line graph comparing hypothetical $10,000 investment for the past ten years between Managers Special Equity Fund and the Russell 2000 Index]


                            1988   1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
                            ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Managers Special
      Equity Fund          10,000 13,276 11,176 16,742 19,443 22,817 22,362 29,951 37,365 46,508 46,601
Russell 2000               10,000 11,624  9,357 13,666 16,182 19,241 18,890 24,263 28,276 34,565 33,783


  This table shows the average annual total returns for Managers Special Equity Fund for one-year, five-year and ten-year periods through December 31, 1998, and comparable returns for the Russell 2000 Index.


  AVERAGE ANNUAL TOTAL RETURNS
                                                ANNUALIZED
                                   --------------------------------------
                                   ONE YEAR         FIVE YEARS      TEN YEARS
                                   --------         ----------       --------
Managers Special Equity Fund        0.2%               15.9%          16.6%
Russell 2000 Index                 (2.3)%               11.9%          13.0%


--------------------------------------------------------------------------
THE MANAGERS FUNDS
SUMMARY OF INDUSRTY WEIGHTINGS as of December 31, 1998 (unaudited)
-------------------------------------------------------------------------

                                	MANAGERS          	MANAGERS         	MANAGERS
                                 	INCOME            	CAPITAL         		SPECIAL
    MAJOR SECTORS              	EQUITY FUND	    APPRECIATION FUND		  EQUITY FUND
    -------------               -----------     -----------------    -----------

Basic Materials                   	6.8%             	1.8%	              	1.2%
Capital Goods                     	8.0              	2.3              		10.1
Communication Services	           10.0              	6.7               		1.8
Consumer Cyclicals	               11.1             	10.0              		16.7
Consumer Staples	                  6.9             	17.4              		10.2
Energy	                            5.2               	-	                	0.9
Financials	                       21.6              	7.7              		10.4
Health Care	                      16.3             	12.2               		7.7
Technology	                        5.3             	39.2              		28.1
Transportation	                    1.0               	-	                	5.0
Utilities	                         7.3               	-		                1.1


---------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF DECEMBER 31, 1998 (unaudited)
---------------------------------------------------------------------------


   MANAGERS INCOME                         MANAGERS CAPITAL              MANAGERS SPECIAL
     EQUITY FUND     		                    APPRECIATION FUND             EQUITY FUND
-------------------------               -----------------------          ----------------
                   	% Fund	                        	% Fund	                          	% Fund

Xerox Corp.*	         4.4%	          America Online Inc.*	5.6%   	    Airborne Freight
Bristol-Myers                                                              Corp.*       1.6%
   Squibb Co.*       	4.3%          	MCI Worldcom Inc.   	3.4%	       Emmis Broadcasting
American Home                                                              Corp* 	      1.5%
   Products Corp.*	   3.7%          	Microsoft                        Shared Medical Systems
                                         Corporation	     3.4%	            Corporation  1.4%
Federal National Mortgage            Dell Computer                    XTRA
   Association       	3.4%        	      Corp            	2.5%	            Corporation* 1.2%
Pitney Bowes Inc.*   	2.9%	          CMGI, Inc           	2.4%	       Policy Management
                                                                         Systems Corp.*	1.1%
Frontier Corp.       	2.4%          	CVS Corporation     	2.1%	       Bindley Western
                                                                         Industries Inc	1.0%
McGraw-Hill
    Companies, Inc.  	2.2%           Cardinal Health Inc 	2.1%       	Orthodontic Centers of
                                                                         America Inc.   1.0%
Sprint Corp.         	2.1%	          Citigroup Inc       	1.9%	       Pittston Brinks
                                                                           Group*	      1.0%
Baxter International                 Infinity Broadcasting            Uniphase
            Inc.*    	2.1%	                 Corp.        	1.9%	          Corporation   	0.9%
Zeneca Group PLC ADR 	2.0%          	Morgan Stanley
                                          Dean Witter    	1.8%	       Carriage Svcs Inc	0.9%


[FN]

* Top Ten Holding at December 31, 1997


----------------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998
----------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                    SHARES           VALUE
--------------------------------------------------------------------------
COMMON STOCK - 99.5%
BASIC MATERIALS - 6.8%
Akzo Nobel, N.V., Sponsored ADR                     7,200     		 $  321,300
Allegheny Teledyne, Inc.                           26,417    		     539,897
Bowater, Inc.                                       7,545 *	        312,646
E.I. duPont de Nemours & Co., Inc.                 11,225           595,627
Georgia Pacific Corp.	                              9,300           544,631
Georgia Pacific Corp., Timber Group                16,100	* 	       383,381
Imperial Chemical Industries PLC,
   Sponsored ADR                                   18,500 *         646,344
Lyondell Petrochemical Co.	                        29,100           523,800
Oregon Steel Mills, Inc.                           17,800         		211,375
Weyerhaeuser Co.	                                  12,200	         	619,913
                                                                  ---------
 TOTAL BASIC MATERIALS     		                                     4,698,914
                                                                  ---------
CAPITAL GOODS - 8.0%
Caterpillar, Inc.                                   6,700  		       308,252
Corning, Inc.                                      27,100 *	      1,219,500
Gencorp, Inc.                                      35,460 *	        884,284
PACCAR, Inc.                                        5,800           237,075
Parker-Hannifin Corporation	                       12,800 *	        419,200
Pitney Bowes, Inc.                                 30,730 *	      2,030,101
Rockwell International Corp.	                       9,300 		        451,631
                                                                  ---------
 TOTAL CAPITAL GOODS		                                            5,550,043
                                                                  ---------
COMMUNICATION SERVICE - 10.0%
ALLTEL Corp.	                                       8,600 	        	514,388
AT & T Corp.	                                       4,865        	  366,091
BCE, Inc.                                          18,920     		    717,777
BellSouth Corp.	                                   18,000     		    897,750
Frontier Corp.	                                    48,845 *	      1,660,730
GTE Corp.	                                         13,800   		      897,000
Sprint Corporation (PCS Group)	                     4,495  		       103,947

---------------------------------------------------------------------------
                                                   SHARES             VALUE
---------------------------------------------------------------------------
COMMUNICATION SERVICE (continued)
Sprint Corp.	                                      17,490 		      1,471,346
Telesp Participacpoes S.A., Sponsored ADR          13,600 *	        300,900
                                                                  ---------
 TOTAL COMMUNICATION SERVICE                                      6,929,929
                                                                  ---------
CONSUMER CYCLICALS - 11.1%
Bell Atlantic Corp.	                               18,784   		      995,552
Dana Corp.	                                        20,115   	       822,201
Ford Motor Co.	                                    14,000           821,625
Goodyear Tire & Rubber Co.	                         4,000   		      201,750
Limited Inc., The 	                                40,415 *      	1,177,087
May Department Stores Co.	                          5,300          	319,987
McGraw-Hill Companies	                             15,115       		1,539,841
Sears, Roebuck & Co.    	                           6,600  		       280,500
ServiceMaster Co., The     	                       32,582 *	        718,840
True North Communications, Inc. 	                  30,745    		     826,272
                                                                  ---------
 TOTAL CONSUMER CYCLICALS    			                                  7,703,655
                                                                  ---------
CONSUMER STAPLES - 6.9%
Avon Products, Inc.                     	          17,200 *	        761,100
Flowers Industries, Inc.                          	52,755        	1,262,823
Heinz (H.J.) Co.	                                  20,900       		1,183,462
Kimberly-Clark Corp.	                               7,705         		419,923
Unilever NV, N.Y. registered shares                 4,000	         	331,750
Universal Foods Corp.	                             29,735	*        	815,854
                                                                  ---------
 TOTAL CONSUMER STAPLES  	                                        4,774,912
                                                                  ---------
ENERGY - 5.2%
Amoco Corp.	                                        6,965  		       420,512
Compagnie Francaise de Petroleum Total,
   Sponsored ADR                                   	7,100	         	353,225
El Paso Energy Corporation	                        13,375		         465,617
Elf Aquitaine, Sponsored ADR                       	8,541	         	483,634
Royal Dutch Petroleum Co., NY registered shares  	  6,700  		       320,763

[FN]

    The accompanying notes are an integral part of these financial statemets.


-------------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                          SHARES              VALUE
-------------------------------------------------------------------------

ENERGY (continued)

Texaco, Inc.                                  9,800     		       518,175
USX-Marathon Group	                          22,305            		671,938
YPF Sociedad Anonima, Class D,
    Sponsored ADR	                           14,700	*	           410,681
                                                                --------
 TOTAL ENERGY 		                                               3,644,545
                                                                --------
FINANCIALS - 21.6%
American General Corp.	                      13,465 	*	        1,050,270
Arden Realty, Inc.    	                      14,000   		         324,625
Bank One Corporation                       	 10,940   		         558,624
BankAmerica Corp.                          	 12,900    		        775,612
BankBoston Corp.	                            18,490        		    719,954
Bankers Trust New York Corp.	                 3,700 	           	316,119
Boston Properties, Inc.     	                10,300           		 314,150
Chase Manhattan Corp.                         6,600  		          449,213
Compass Bancshares, Inc.	                    12,490             	473,059
Equity Office Properties Trust	              12,000	*           	288,000
Equity Residential Properties Trust	          3,700	             149,619
EXEL Ltd., Class A                          	17,400	*         	1,305,000
Federal National Mortgage Association	       31,732	          	2,348,168
First American Corp.	                        12,030            		533,831
First Union Corp.	                           20,852          		1,268,062
Fleet Financial Group, Inc.                 	12,870	            	575,128
Hartford Financial Services Group, Inc.     	11,465            		629,142
KeyCorp	                                     11,400	            	364,800
Lincoln National Corp.	                       2,600	            	212,713
Mellon Bank Corp.	                            8,290            		569,937
ProLogis Trust	                              15,336	*           	318,222
Safeco Corp.	                                 5,200	*           	223,275
Starwood Hotels & Resorts Trust	             19,420	*           	440,591
Summit Bancorp	                              11,600	            	506,775
U.S. Bancorp	                                 7,600	            	269,800
                                                               ---------
 TOTAL FINANCIALS                                             14,984,689
                                                               ---------

------------------------------------------------------------------------
                                               SHARES          VALUE
------------------------------------------------------------------------
HEALTH CARE - 16.3%
American Home Products Corp.	                45,660   		   $  2,571,229
Baxter International, Inc.                  	22,185	         	1,426,773
Bristol-Myers Squibb Co.	                    22,260	         	2,978,666
Glaxo Wellcome PLC, Sponsored ADR           	15,170	*        	1,054,315
Merck & Co., Inc.                            	3,180	           	469,646
Pharmacia & Upjohn, Inc.                     	9,675	           	547,847
SmithKline Beecham Unit PLC, Sponsored ADR 	 12,510 		          869,445
Zeneca Group PLC, Sponsored ADR             	31,040	*	        1,392,920
                                                             ----------
 TOTAL HEATLH CARE                                           11,310,841
                                                             ----------
TECHNOLOGY - 5.3%
Eastman Kodak Co.	                            9,065 		          652,680
Xerox Corp.	                                 25,795		         3,043,810
                                                             ----------
 TOTAL TECHNOLOGY                                             3,696,490
                                                             ----------
TRANSPORTATION - 1.0%
CSX Corp.	                                   17,400 	*	         722,100
                                                             ----------
UTILITIES - 7.3%
Cinergy Corp.	                               12,000   		        412,500
Duke Power Co.	                               7,690  		         492,641
Enron Corp.	                                 10,930	*          	623,693
Illinova Corporation	                        22,545	           	563,625
Pacificorp	                                  23,100	           	486,544
Southern Co.	                                10,900	           	316,781
Unicom Corp.	                                12,000	           	462,750
Williams Companies, Inc., The               	38,600 *	        1,203,837
Wisconsin Energy Corp.	                      15,500	           	487,281
                                                              ---------
 TOTAL UTILITIES                                              5,049,652
                                                              ---------

TOTAL COMMON STOCKS
  (cost $56,699,242)               			                       69,065,770
                                                             ----------

[FN]

 The accompanying notes are an integral part of these financial statements.


---------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
--------------------------------------------------------------------

----------------------------------------------------------------------
                                           SHARES                VALUE
-----------------------------------------------------------------------

SHORT - TERM INVESTMENTS - 4.7%***
JPM Prime Money Market Fund, 4.92%    	     7,857	           $  	7,857
Navigator Securities Lending Prime
   Portfolio, 5.24%**    	              3,229,951		          3,229,951
                                                            -----------
TOTAL SHORT-TERM INVESTMENTS
(cost $3,237,808)                                       			  3,237,808
                                                            -----------
TOTAL INVESTMENTS - 104.2%
(cost $59,937,050)                                      			 72,303,578
OTHER ASSETS, LESS LIABILITIES - (4.2)%                  			(2,912,452)
                                                            -----------
Net Assets - 100.0%			                                      $69,391,126
                                                            -----------
                                                            -----------

[FN]

Note:Based on the cost of investments of $59,965,003 for federal income tax purposes at December 31, 1998, the aggregate gross unrealized appreciation and depreciation was $14,097,959 and $1,759,384, respectively, resulting in net unrealized appreciation of investments of $12,338,575.

* Some or all of these shares, amounting to $3,144,241, or 4.5% of net assets, were out on loan to various brokers as of December 31, 1998.

** Collateral received from brokers for securities lending was invested in this short-term investment.

*** Yield shown for each investment company represents the December 31, 1998 seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

INVESTMENT ABBREVIATIONS:
ADR/GDR:Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. Bank.

New York registered shares: Shares of foreign companies registered on the New York Stock Exchange.


 The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------
MANAGERS CAPITAL APPRECIATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998
----------------------------------------------------------------------------

--------------------------------------------------------------------------
                                             SHARES               VALUE
--------------------------------------------------------------------------
COMMON STOCK - 97.3%
BASIC MATERIALS - 1.8%
Monsanto Company	                            32,700 		       $  1,553,250
                                                               ----------
CAPTIAL GOODS - 2.3%
American Power Conversion Corporation*	      14,800	             	715,950
General Electric Company	                    12,500	           	1,275,781
                                                               ----------
TOTAL CAPITAL GOODS  	                                          1,991,731
                                                               ----------
COMMUNICATIONS SERVICE - 6.7%
Global TeleSystems Group, Inc.*              19,800	**         	1,101,375
MCI WorldCom Inc.*	                          42,100	           	3,020,675
Qwest Communications International, Inc.*   	17,800             		888,888
RSL Communications, Ltd.*    	               31,300             		919,437
                                                                ---------
TOTAL COMMUNICATION SERVICE                                     5,930,375
                                                                ---------
CONSUMER CYCLICALS - 10.0%
Amazon.com, Inc.* 	                           3,500  		         1,124,156
CMGI, Inc.*    	                             19,600	**         	2,087,400
Geocities*	                                   8,800	**           	290,400
Home Depot, Inc.                            	22,300	           	1,364,482
Snyder Communications, Inc.*                	27,600             		931,500
Staples, Inc.*                              	22,300             		974,231
Yahoo! Inc.*	                                 5,000	           	1,184,375
Rambus Inc.*	                                 8,800             		849,200
                                                                ---------
TOTAL COMSUMER CYCLICALS  		                                    8,805,744
                                                                ---------
CONSUMER STAPLES - 17.4%
Cardinal Health, Inc.	                       23,850 		          1,809,618
CBS Corporation	                             25,800	             	844,950
Coca Cola Company, The                      	18,400	           	1,230,500
Comcast Corp., Class A                       	6,900             		395,888
CVS Corp.	                                   33,900           		1,864,500
Gillette Co.	                                27,200	**         	1,314,100
Infinity Broadcasting Corp.*	                62,000	           	1,697,250
McKesson Corporation	                        12,900	           	1,019,906

-------------------------------------------------------------------------
                                              SHARES                VALUE
-------------------------------------------------------------------------
CONSUMER STAPLES (continued)
Mediaone Group, Inc.*  	                      8,100  		           380,700
Procter & Gamble Company, The                	6,500	             	593,531
Starbucks Corporation*                      	23,600	            1,318,650
Time Warner, Inc.	                           15,400             		955,763
Viacom, Inc., Class B*                      	14,000           		1,036,000
Walgreen Co.	                                15,800             		925,288
                                                                ---------
TOTAL CONSUMER STAPLES                                         15,386,644
                                                                ---------
FINANCIALS - 7.7%
American Express Company	                    12,300           		1,257,675
American International Group, Inc. 	         12,200	**         	1,178,825
Citigroup Inc.	                              34,300           		1,697,850
Federal National Mortgage Association	       14,200           		1,050,800
Morgan Stanley Dean Witter & Company	        22,900           		1,625,900
                                                               ----------
TOTAL FINANCIALS                                                6,811,050
                                                               ----------
HEALTH CARE - 12.2%
Biogen, Inc.*	                                8,300  		           687,863
Bristol-Myers Squibb Co.	                     8,600	           	1,150,787
Eli Lilly and Company	                       15,900	           	1,413,112
Forest Laboratories Inc.*	                   17,700	             	941,419
Guidant Corporation	                          8,100	             	893,025
Medtronic, Inc.                             	20,100	           	1,492,425
Pfizer, Inc.                                	10,400	           	1,304,550
Schering-Plough Corp.	                       11,400	             	629,850
Sepracor Inc.*	                               8,900	             	783,756
SmithKline Beecham Unit PLC, Sponsored ADR  	10,400	             	722,800
Warner Lambert Company	                       9,600             		721,800
                                                               -----------
TOTAL HEALTH CARE                                              10,741,387
                                                               -----------
TECHNOLOGY - 39.2%
3Com Corp.*	                                 22,500		           1,008,281
Amdocs Ltd.*	                                73,800           		1,263,825

[FN]

 The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------
MANAGERS CAPITAL APPRECIATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1998
------------------------------------------------------------------------

------------------------------------------------------------------------
                                               SHARES             VALUE
------------------------------------------------------------------------
TECHNOLOGY (continued)
America Online, Inc.*	                       34,100 		       4,935,975
Applied Materials, Inc.*                    	19,600          		836,675
At Home Corp., Series A*                     	9,700          		714,163
Broadcom Corporation, Class A*               	7,000	          	842,625
Cisco Systems, Inc.*                        	10,300	          	955,969
CNET, Inc.*                                  	9,300	          	495,225
Compaq Computer Corp.	                       31,200	        	1,308,450
Concord Communications, Inc.*               	17,200          		980,400
Dell Computer Corp.*	                        29,600	        	2,166,350
EMC Corp.*	                                  12,400	        	1,054,000
Equant NV, NY registered shares*             	6,900          		467,906
Inktomi Corporation*	                         6,100	          	792,619
Intel Corp.	                                  9,000	        	1,066,500
Lexmark International Group, Inc.*          	11,500        		1,155,750
Lucent Technologies, Inc.                    	9,000          		990,000
Lycos, Inc.*                                  8,700          		482,850
Micron Technology, Inc.*                    	16,800	          	849,450
Microsoft Corp.*	                            21,300	        	2,951,381
Network Appliance, Inc.* 	                   26,800	        	1,199,300
Network Associates, Inc.*	                   17,800        		1,180,362
Newbridge Networks Corporation*	             29,800          		905,175
Oracle Corp.*	                               19,200	          	828,000
Siebel Systems, Inc.*                       	30,300        		1,026,412
Sterling Software, Inc.*                    	21,300	          	576,431
Texas Instruments, Inc.                     	13,200	**	      1,129,425
VERITAS Software Corp.*	                     19,399        		1,160,303
Vitesse Semiconductor Corp.*	                12,700	          	577,850
Xilinx, Inc.*                               	10,200	          	663,638
                                                             ---------
TOTAL TECHNOLOGY                                            34,565,290
                                                             ---------

TOTAL COMMON STOCKS
(cost $64,482,780)                                   			    85,785,471
                                                             ---------

----------------------------------------------------------------------
                                            SHARES            VALUE
----------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 11.0%
OTHER INVESTMENT COMPANIES - 9.9%****
AIM Liquid Assets Portfolio, 5.10%***	       531,870		          531,870
Janus Money Market, 5.29%***                 	69,292           		69,292
JPM Prime Money Market Fund, 4.92%        	3,191,756        		3,191,756
Federated Treasury Money Market, 4.75%***   	678,983          		678,983
PNC - Temporary Investment Fund, 5.01%***   	880,103		          880,103
Navigator Securities Lending Prime
 Portfolio, 5.24%***                       3,386,030		        3,386,030
                                                             ----------
TOTAL OTHER INVESTMENT COMPANIES                              8,738,034
                                                             ----------
-----------------------------------------------------------------------
                                   PRINCIPAL AMOUNT
-----------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.1%
State Street Bank & Trust Co., dated
 12/31/98, due 01/04/99,
 4.450%, total to be received
 $ 951,470 (secured by
 $ 965,000 FHLBs 5.000%, due 10/27/99
 market value $ 973,382),
 at cost	                              $  951,000              		 951,000
                                                                ---------
TOTAL SHORT-TERM INVESTMENTS
 (cost $9,689,034) 			                                          9,689,034
                                                                ---------
TOTAL INVESTMENTS - 108.3%
 (cost $74,171,814)	                                           95,474,505
OTHER ASSETS, LESS LIABILITIES - (8.3)%   			                  (7,283,375)
                                                               -----------
NET ASSETS - 100.0%			                                      $  88,191,130
                                                               -----------
                                                               -----------

[FN]

 The accompanying notes are an integral part of these financial statements.

                                        23

-------------------------------------------------------------------------
MANAGERS CAPITAL APPRECIATION FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (concluded)
December 31, 1998
-------------------------------------------------------------------------

[FN]

Note: Based on the cost of investments of $75,122,419 for federal income tax purposes at December 31, 1998, the aggregate gross unrealized appreciation and depreciation was "$20,432,245 and $80,159, respectively, resulting in net unrealized appreciation of investments of $20,352,086.

* Non-income-producing security.

** Some or all of these shares, amounting to $5,296,220, or 6.0% of net assets, were out on loan to various brokers as of December 31, 1998.

*** Collateral received from brokers for securities lending was invested in these short-term investments.

**** Yield shown for each investment company represents the December 31, 1998 seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

INVESTMENT ABBREVIATIONS
ADR: Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

New York registered shares: Shares of foreign companies registered on the New
 York Stock Exchange.

FHLB: Federal Home Loan Bank

 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998
--------------------------------------------------------------------------

-------------------------------------------------------------------------
                                              SHARES              VALUE
-------------------------------------------------------------------------
COMMON STOCK - 93.2%
BASIC MATERIALS - 1.2%
Allegheny Teledyne, Inc.                      	71,539	       	 $   1,462,078
Bush Boake Allen Inc.*	                        39,000	            	1,374,750
Cable Design Technologies Corp.*	             105,075	            	1,943,887
Mail-Well, Inc.*	                              94,200	**          	1,077,413
NuCo2, Inc.*	                                  93,300              		583,125
Rock of Ages Corp., Class A*	                 103,200            		1,419,000
Rogers Corp.*	                                 76,700            		2,291,413
Sylvan, Inc.*	                                110,400            		1,642,200
                                                                  ----------
 TOTAL BASIC MATERIALS                                          		11,793,866
                                                                  ----------
CAPITAL GOODS - 10.1%
AAR Corp.                                    	259,200	            	6,188,400
Allied Waste Industries, Inc.*	               333,850	**	          7,887,206
AmeriLink Corp.*	                             104,100	              	839,306
Anaren Microwave, Inc.*	                      182,100	            	3,824,100
Applied Power, Inc., Class A	                 129,600            		4,892,400
ATMI, Inc.*	                                   99,600	            	2,514,900
Baker, Michael Corp.*	                        223,000	            	2,174,250
BHA Group, Inc.	                              130,470            		1,761,345
Blyth Industries, Inc.*	                       54,249	            	1,695,281
Casella Waste Systems Inc., Class A*	          87,200            		3,193,700
Chase Industries, Inc.*	                      113,700            		1,186,744
Checkpoint Systems, Inc.*	                    309,900	**          	3,835,012
C&D Technologies, Inc.	                       217,600	            	5,984,000
DT Industries, Inc.	                           86,700	            	1,343,850
Eastern Environmental Services, Inc.*	        121,800            		3,600,712
Electro Scientific Industries, Inc.*	          28,000            		1,267,000
Flextronics International*                   	 18,000            		1,539,000
Furon Co.	                                    114,800            		1,958,775
Jabil Circuit, Inc.*	                          51,000	            	3,805,875
JLG Industries, Inc.	                         388,600	**          	6,071,875


----------------------------------------------------------------------------
                                               SHARES                VALUE
----------------------------------------------------------------------------
CAPITAL GOODS (continued)
Kellstrom Industries, Inc.*	                  111,700	**          	3,197,412
LSI Industries, Inc.	                          50,100            		1,120,988
Lydall, Inc.*	                                100,000            		1,187,500
Met-Pro Corp.	                                112,300            		1,403,750
Mettler-Toledo International Inc.*	            16,300              		457,419
Miller Industries, Inc.*	                     166,000	**            	747,000
Motorcar Parts & Accesories, Inc.*	           131,700	            	1,498,088
OmniAmerica, Inc.*	                            15,000              		472,500
Scotsman Industries, Inc.	                     76,400	**          	1,570,975
Sensormatic Electronics Corp.*	               247,300	**          	1,715,644
Sequa Corp, Class A*	                          99,600	            	5,963,550
Superior Services, Inc.*	                     116,600            		2,317,425
Tetra Tech, Inc.*	                            101,958            		2,740,121
URS Corp.*	                                   117,100	            	2,737,212
Waste Industries, Inc.*	                      119,000            		2,030,438
Wolverine Tube, Inc.*                         	48,100            		1,010,100
World Fuel Services Corp.	                     68,150	              	732,613
                                                                   ----------
 TOTAL CAPITAL GOODS                                             	96,466,466
                                                                   ----------

COMMUNICATION SERVICE - 1.8%
American Tower Corp., Class A*               	217,500	            	6,429,844
CFW Communications Co.	                        75,900		            1,736,212
IDT Corp.*	                                    92,000	            	1,408,750
Pacific Gateway Exchange, Inc.*	               80,400	            	3,864,225
Vanguard Cellular Systems, Inc., Class A*	    154,000	            	3,965,500
                                                                  ----------
TOTAL COMMUNICATION SERVICE                                     		17,404,531
                                                                  ----------
CONSUMER CYCLICALS - 16.7%
Aaron Rents, Inc., Class B	                       110,000	        	1,663,750
Acxiom Corp.*	                                     35,000	        	1,085,000
Anchor Gaming*	                                    25,000	        	1,409,375
AnnTaylor Stores Corp.*	                          156,000	**      	6,152,250


[FN]
  The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------

-------------------------------------------------------------------------
                                              SHARES              VALUE
-------------------------------------------------------------------------
CONSUMER CYCLICALS (continued)
Borg-Warner Security Corp.*                 	117,000	          	2,193,750
Brookdale Living Communities, Inc.*          	20,800	            	390,000
Carriage Services, Inc., Class A*	           306,100	          	8,704,719
Children's Comprehensive Services, Inc.*      	8,500	            	113,688
Claire's Stores, Inc.	                       128,800	          	2,640,400
Coinmach Laundry Corporation*	               149,800	**	        1,928,675
Cone Mills Corp.*                            	52,900            		297,563
Consolidated Stores Corp.*	                  165,252	**        	3,336,025
Diamond Technology Partner, Inc.*            	92,400          		1,726,725
Duckwall-ALCO Stores, Inc.*	                 106,100	          	1,385,931
Electro Rent Corp.*	                         140,700	          	2,233,613
Fingerhut Cos., Inc.	                        125,000          		1,929,688
Freds, Inc., Class A                         	60,550	            	900,681
F.Y.I., Inc.*	                                93,000          		2,964,375
Gemstar International Group Ltd.*	            45,000	          	2,573,438
Glacier Water Services, Inc.*	                65,300	**        	1,697,800
go2net, Inc.*	                                51,400	**        	1,850,400
HA-LO Industries, Inc.*	                      83,600	          	3,145,450
Handleman Company*                          	103,900	          	1,461,094
Hanover Compressor Co.*                     	126,600          		3,252,038
Happy Kids, Inc.*	                           144,400	          	1,841,100
Harveys Casino Resorts	                       75,500	          	2,090,406
Helen of Troy Ltd.*	                         125,900	          	1,841,287
Houghton Mifflin Co.                         	86,400	          	4,082,400
Hughes Supply, Inc.	                          71,050	          	2,078,212
IMPCO Technologies, Inc.*                   	147,700	**	        1,957,025
ITT Educational Services, Inc.*	             200,000	          	6,800,000
Lamar Advertising Co., Class A*	              98,800	          	3,680,300

----------------------------------------------------------------------------
                                               SHARES                VALUE
----------------------------------------------------------------------------
CONSUMER CYCLICALS (continued)
Metzler Group, Inc. The*	                    122,200	          	5,941,975
Michael Anthony Jewelers, Inc.*	             106,300	            	345,475
M/A/R/C, Inc.	                                59,300	            	622,650
MIPS Technologies, Inc.*	                     74,200	**        	2,369,762
National Media Corp.*	                       120,200	**	        1,284,637
NOVA Corp.*	                                 154,079          		5,344,615
OrthAlliance, Inc., Class A*	                157,500	          	1,732,500
Pameco Corp.*                                	93,200	          	1,077,625
Pittston Brink's Group                      	285,800	          	9,109,875
Players International, Inc.*                 	50,500	            	314,046
Premier Parks, Inc.*	                        192,200          		5,814,050
Protection One, Inc.*	                       307,300          		2,631,256
Rental Service Corp.*	                       190,700          		2,991,606
Rent-Way, Inc.*	                              78,000          		1,896,375
Shop At Home, Inc.*	                         131,600            		962,325
Sunrise Assisted Living, Inc.*              	106,900          		5,505,350
TeleTech Holdings, Inc.*	                    550,900	          	5,509,000
Trans World Entertainment Corp.*	            104,700	**        	1,989,300
TJX Companies, Inc.	                          80,000	**        	2,320,000
United Rentals, Inc.*	                       162,500          		5,382,812
U.S. Vision, Inc.*                          	253,300          		1,899,750
Watsco, Inc.                                	138,600	          	2,321,550
Whittman-Hart, Inc.*	                         66,900	          	1,852,294
World of Science, Inc.*	                     211,300	            	686,725
Xtra Corp.	                                  274,400	         	11,353,300
                                                               ----------
 TOTAL CONSUMER CYCLICALS                                    	160,666,011
                                                               ----------

CONSUMER STAPLES - 10.2%
ABM Industries, Inc.                        	105,600          		3,656,400
Adelphia Communications Corporation*	         39,000	          	1,784,250
Applebee's International, Inc.	              115,000	          	2,379,062
Benihana, Inc., Class A*	                    153,300          		1,418,025
CEC Entertainment, Inc.*	                     67,300	          	1,867,575

[FN]
 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------

-------------------------------------------------------------------------
                                              SHARES              VALUE
-------------------------------------------------------------------------
CONSUMER STAPLES (continued)
Cinar Corporation, Class B*	                  178,000	        	4,450,000
CKE Restaurants, Inc.                         	27,170          		799,817
Computer Horizons Corp.*	                     114,600	        	3,036,900
Consolidated Graphics, Inc.*	                 124,100		        8,384,506
Cox Radio, Inc., Class A*	                    106,200	        	4,486,950
Duane Reade, Inc.*	                           189,200	**      	7,284,200
Emmis Broadcasting Corp., Class A*           	337,300       		14,588,225
Foodmaker, Inc.*	                             171,900	        	3,792,544
Gaylord Entertainment Co., Class A	           131,400	        	3,958,425
Granite Broadcasting Corp.*	                  223,700	**      	1,342,200
Gray Communications System, Inc.	              67,500	**      	1,236,094
Jones Intercable, Inc., Class A*	             126,900	        	4,520,813
Manpower, Inc.	                                46,500	        	1,171,219
Metamor Worldwide, Inc.*                      	84,600	        	2,093,850
Metro Networks, Inc.*	                         30,000        		1,275,000
Owens & Minor, Inc. Holding Co.	              213,300	**      	3,359,475
P.F. Chang's China Bistro Inc.*	               49,600        		1,103,600
PSS World Medical, Inc.*	                     121,775        		2,793,214
Renaissance Worldwide, Inc.*	                  38,700	          	237,038
Ruby Tuesday, Inc.	                           222,000	        	4,717,500
Saga Communications, Inc., Class A*          	121,400	        	2,488,700
Suiza Foods Corp.*	                           130,420        		6,643,269
Volt Information Sciences, Inc.*              	69,350        		1,564,709
Whole Foods Market, Inc.*	                     32,200        		1,557,675
                                                              ----------
 TOTAL CONSUMER STAPLES                                      	97,991,235
                                                              ----------
ENERGY - 0.9%
Atwood Oceanics, Inc.*	                        48,900          		831,300
BJ Services Company*	                          75,000	        	1,171,875

----------------------------------------------------------------------------
                                               SHARES                VALUE
----------------------------------------------------------------------------
ENERGY (continued)
Berry Petroleum Co., Class A                 	118,900	       	1,686,894
Friede Goldman International, Inc.*          	116,800	**     	1,328,600
Pride International, Inc.*	                   159,600	       	1,127,175
R&B Falcon Corp.*	                            112,700	         	859,337
Tosco Corp.	                                   75,000	       	1,940,625
                                                              ---------
 TOTAL ENERGY                                              			8,945,806
                                                             ----------

FINANCIALS - 10.4%
Alabama National Bancorporation	               64,400	**     	1,714,650
Allied Capital Corp.	                         340,565       		5,896,031
Andover Bancorp, Inc.	                         98,500       		3,349,000
Cash America International, Inc.	             287,300       		4,363,369
Charter One Financial, Inc.	                  187,534       		5,192,348
Chateau Communities, Inc.	                     57,729       		1,692,181
Concord EFS, Inc.*	                           152,312	       	6,454,221
Downey Financial Corp.                       	278,580	       	7,086,379
Equity Inns, Inc.	                            179,800	       	1,730,575
First Washington Bancorp, Inc.	               180,400	       	4,307,050
Golden State Bancorp, Inc.*	                   26,400	         	438,900
Harbor Florida Bancshares, Inc.	              224,900	       	2,516,069
Health Care Property Investors, Inc.	          57,400       		1,765,050
Healthcare Financial Partners, Inc.*	          40,900	       	1,605,325
Hilb, Rogal & Hamilton Co.	                   128,000	       	2,544,000
INSpire Insurance Solutions, Inc.*	            60,300	       	1,100,475
Mercantile Bancorporation, Inc.	               62,037	       	2,861,457
Metris Companies Inc.	                         39,793	**     	1,984,676

[FN]
 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------

-------------------------------------------------------------------------
                                              SHARES              VALUE
-------------------------------------------------------------------------
FINANCIALS (continued)
National Health Investors, Inc.	              51,400	         	1,268,937
National Western Life Insurance Co., Class A*	12,000	         	1,401,000
Penn Treaty American Corp.*	                 100,700	**	       2,712,606
Penn-America Group, Inc.                    	158,350         		1,435,047
People's Bank	                                48,200	         	1,322,488
RFS Hotel Investors, Inc.                    	98,900	         	1,211,525
Riverview Bancorp, Inc.	                      50,000           		612,500
Seacoast Financial Services Corporation*	    227,500	         	2,317,656
Sovran Self Storage, Inc.	                    65,400	         	1,643,175
Sterling Financial Corp.*	                   178,200	         	3,029,400
Summit Bancorp	                               71,332	         	3,116,317
Timberland Bancorp, Inc.	                    175,000         		2,132,812
UST Corp.                                   	320,000         		7,520,000
Vermont Financial Services Corp.	            200,000	         	6,650,000
Washington Mutual, Inc.	                      33,750	**       	1,288,828
Webster Financial Corp.	                     179,800	**       	4,933,262
                                                              ----------
 TOTAL FINANCIALS                                          			99,197,309
                                                              ----------

HEALTH CARE - 7.7%
Advocat, Inc.*                              	189,000	         	1,051,313
Arthrocare Corporation*	                      65,100	         	1,391,512
Bindley Western Industries, Inc.	            192,800         		9,495,400
Centennial HealthCare Corporation*	          135,500         		2,083,313
Chemed Corp.	                                 67,800         		2,271,300
GelTex Pharmaceuticals, Inc.*	                77,400	**       	1,741,500
Genelabs Technologies, Inc.*	                457,600	         	1,244,100
Gilead Sciences, Inc.*	                       65,400	         	2,681,400
Hologic, Inc.*	                               55,000           		646,250
Hooper Holmes, Inc.	                          45,100         		1,307,900
Horizon Health Corp.*	                       126,700           		958,169
Jones Pharma Inc.                            	21,200	           	772,475

----------------------------------------------------------------------------
                                               SHARES                VALUE
----------------------------------------------------------------------------
HEALTH CARE (continued)
Lunar Corp.*	                                 52,600		           506,275
Mariner Post-Acute Network, Inc.*	           206,500	**         	942,156
Medicis Pharmaceutical Corporation*	          10,000	           	596,250
National Dentex Corp.*	                       84,400	         	1,350,400
Ocular Sciences, Inc.*	                      117,600	         	3,145,800
Orthodontic Centers of America, Inc.*	       473,700         		9,207,544
Parexel International Corp.*	                170,200	         	4,212,450
Perclose, Inc.*	                              57,700	         	1,904,100
Pharmaceutical Product Development, Inc.*	    92,600         		2,783,787
Prime Medical Services, Inc.*	               199,100         		1,443,475
Protocol Systems, Inc.*	                     155,400         		1,068,375
Quorum Health Group, Inc.*	                  360,750	         	4,644,656
Res-Care, Inc.*	                             137,000	**       	3,373,625
Rural/Metro Corp.*                          	129,900	         	1,412,663
Sangstat Medical Corporation*                	52,100	**	       1,107,125
Total Renal Care Holdings, Inc.*	             97,147         		2,871,908
Universal Health Services, Inc., Class B*	   102,000         		5,291,250
Wesley Jessen VisionCare, Inc.*              	88,000	         	2,436,500
                                                               ---------
 TOTAL HEALTH CARE                                          		73,942,971
                                                              ----------

TECHNOLOGY - 28.1%
Abacus Direct Corp.*                         	46,600	         	2,129,037
Acclaim Entertainment, Inc.*	                217,400	**       	2,663,150
Affiliated Computer Services, Inc., Class A*	 60,700	         	2,731,500
Alpha Industries, Inc.*	                     210,700	         	7,611,538
Amplicon, Inc.	                               72,100	         	1,081,500
ANADIGICS, Inc.*	                            439,100         		5,022,206
ANTEC Corp.*	                                 62,400	         	1,255,800

[FN]
 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------

-------------------------------------------------------------------------
                                              SHARES              VALUE
-------------------------------------------------------------------------
TECHNOLOGY (continued)
Applied Micro Circuits Corp.*                 	82,400	         	2,791,300
Arch Communications Group, Inc.*	             364,500	**         	478,406
Aware, Inc.*	                                  36,900         		1,003,219
AXENT Technologies, Inc.*	                     95,000         		2,933,125
BEA Systems, Inc.*	                            93,500	**       	1,139,531
BindView Development Corp.*                    	5,300	           	144,425
CACI International, Inc., Class A*	            99,600	         	1,674,525
CBT Group PLC, Sponsored ADR*	                148,000	         	2,201,500
Celestica, Inc.*	                             190,500	**       	4,702,969
Centennial Cellular Corp., Class A*           	48,750         		1,998,750
Check Point Software Techologies Ltd.*	        20,000	**         	912,500
Ciber, Inc.*	                                 142,100         		3,969,919
Citrix Systems, Inc.*	                         20,400         		1,978,800
Cognizant Technology Solutions*	               80,000	         	2,395,000
Comdial Corp.*                               	140,600	         	1,230,250
Computer Management Sciences, Inc.*	           58,000	           	986,000
Concord Communications, Inc.*                 	18,700         		1,065,900
Cotelligent Group, Inc.*	                     114,800	         	2,446,675
CSG Systems International, Inc.*	              27,700	         	2,181,375
Cytyc Corp.*	                                 225,300	         	5,801,475
Davel Communications Inc.*	                   234,766         		4,196,433
Dendrite International, Inc.*	                234,000         		5,791,500
Documentum, Inc.*	                             72,000	         	3,847,500
Emulex Corp.*                                 	64,900	         	2,466,200
Entrust Technologies Inc.*                    	55,300	         	1,299,550
Excel Switching Corp.*	                        22,000           		836,000
FORE Systems, Inc.*	                          109,400         		1,996,550

----------------------------------------------------------------------------
                                               SHARES                VALUE
----------------------------------------------------------------------------
TECHNOLOGY (continued)
Gilat Satellite Networks*                     	47,100	**       	2,596,388
Henry (Jack) & Associates, Inc.               	26,900	         	1,338,275
IDX Systems Corp.*	                            86,800         		3,819,200
IMRglobal Corporation*	                       126,850	         	3,734,147
InterVoice, Inc.*	                             84,700	         	2,922,150
Infousa Inc., Class A*	                       104,000           		507,000
Infousa Inc., Class B*	                        45,700	           	234,213
International Network Services*               	39,600	         	2,628,450
Inter-Tel, Inc.	                              129,900         		3,036,413
K-Tron International, Inc.*	                  103,800	         	1,894,350
Kopin Corp.*	                                  90,500         		1,906,156
Lifeline Systems, Inc.*                       	61,400	         	1,535,000
Macromedia, Inc.*	                             50,800	         	1,704,975
Maxwell Technologies, Inc.*	                  104,200	         	4,168,000
MDSI Mobile Solutions, Inc.*	                 163,400         		2,900,350
Medirisk, Inc.*	                              104,500	           	502,906
MedQuist, Inc.*	                              171,000	         	6,754,500
Metrocall, Inc.*	                             153,180	**         	689,310
Micrel, Inc.*                                 	83,600	**       	4,598,000
Microchip Technology, Inc.*	                  117,400	         	4,329,125
Micromuse Inc.*	                               42,800	           	829,250
MindSpring Enterprises, Inc.*                 	64,400	         	3,932,425
ModaCAD, Inc.*	                                47,300	**         	780,450
National Data Corp.	                           45,200	         	2,200,675
NeoMagic Corp.*	                               51,900         		1,145,044
Network Appliance, Inc.*	                     168,200         		7,526,950
New Era of Networks, Inc.*	                   196,800	         	8,610,000
OrCAD, Inc.*	                                 224,500	         	1,908,250
Orckit Communications Ltd.*	                  302,900	**       	4,884,263
Peerless Systems Corp.*                       	87,800	           	735,325

[FN]
 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------

-------------------------------------------------------------------------
                                              SHARES              VALUE
-------------------------------------------------------------------------
TECHNOLOGY (continued)
Peregrine Systems, Inc.*                       	85,222	       	3,946,844
Policy Management Systems Corp.*	              204,600	      	10,332,300
Pomeroy Computer Resources, Inc.*	              64,000       		1,440,000
Power Integrations, Inc.*	                      38,000	         	952,375
Progress Software Corp.*	                       19,900	         	671,625
Proxim, Inc.*	                                 135,000       		3,602,812
PSINet Inc.*                                   	45,000         		939,375
Rational Software Corp.*	                       56,500       		1,490,187
REMEC, Inc.*	                                  113,950	       	2,051,100
Richardson Electronics, Ltd.                   	51,600	         	493,425
Richey Electronics, Inc.*                      	70,800	         	730,125
Rural Cellular Corp., Class A*	                173,500	       	1,735,000
Semtech Corp*	                                  73,600	       	2,612,800
Shared Medical Systems Corp.	                  270,100	      	13,471,237
Sipex Corp.*	                                  163,600	**     	5,746,450
Technology Solutions Co.*	                     140,875	       	1,505,602
Tekelec*	                                      263,100       		4,357,594
Tier Technologies, Inc., Class B*	             205,400	       	3,491,800
TranSwitch Corporation*	                        59,700       		2,320,837
TSI International Software, Ltd.*	              87,500       		4,221,875
Uniphase Corp.*	                               127,600       		8,852,250
Unitrode Corp.*	                               240,000	       	4,200,000
VeriSign, Inc.*	                                35,300	       	2,087,112
VERITAS Software Corp.*	                        79,412	**	     4,749,830
Vitesse Semiconductor Corp.*                   	80,900	       	3,680,950
Waters Corp.*	                                  75,300	       	6,569,925
Wind River Systems*	                            89,300	       	4,185,938
                                                            ------------
 TOTAL TECHNOLOGY                                          		269,755,016
                                                            ------------

----------------------------------------------------------------------------
                                               SHARES                VALUE
----------------------------------------------------------------------------
TRANSPORTATION - 5.0%
Air Express International Corp.               	246,050	**     	5,351,587
Airborne Freight Corp.	                        418,200	**	    15,081,337
American Classic Voyages Co.*	                 134,600	       	2,288,200
Circle International Group, Inc.              	237,300	       	4,805,325
CNF Transportation, Inc.	                       68,100	       	2,558,006
Coach USA, Inc.*	                               42,200	       	1,463,813
Fritz Companies, Inc.*	                        293,600	**     	3,156,200
Iron Mountain, Inc.*	                           89,250       		3,168,375
MotivePower Industries, Inc.*	                 175,200	       	5,639,250
Pittston Burlington Corp.                     	106,900	**     	1,189,263
Sea Containers, Ltd., Class A	                 107,000	       	3,203,313
Sea Containers, Ltd., Class B*                 	13,890	         	412,359
                                                              ----------
 TOTAL TRANSPORTATION                                        	48,317,028
                                                              ----------

UTILITIES - 1.1%
Calpine Corporation*                          	110,700       		2,795,175
El Paso Electric Co.*                         	808,900       		7,077,875
KTI, Inc.*	                                     31,700         		685,513
                                                             -----------
 TOTAL UTILITIES                                              10,558,563
                                                             -----------

TOTAL COMMON STOCKS
 (cost $718,859,445)	                                      		895,038,802
                                                             -----------

SHORT-TERM INVESTMENTS - 11.3%
OTHER INVESTMENT COMPANIES - 7.2%****
Calvert Cash Reserves Institutional
        Prime Fund, 5.26%	                  14,848,370	      	14,848,370
CitiFunds Institutional Liquid
        Reserves, 5.08%                    	17,753,962      		17,753,962
JPM Prime Money Market Fund, 4.92%	            572,534	         	572,534

[FN]
 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1998
--------------------------------------------------------------------------

-------------------------------------------------------------------------
                                              SHARES              VALUE
-------------------------------------------------------------------------
OTHER INVESTMENT COMPANIES (continued)
Navigator Securities Lending
        Prime Portfolio, 5.24%***          	36,014,544		    $  36,014,544
                                                               ----------

 TOTAL OTHER INVESTMENT COMPANIIES                           		69,189,410
                                                               ----------

------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT
------------------------------------------------------------------------
COMMERCIAL PAPER - 4.1%
Clipper, 5.54%, 01/05/99	                $39,000,000         		38,971,069
                                                              -----------
TOTAL SHORT-TERM INVESTMENTS
 (cost $108,160,479)                                       			108,160,479
                                                              -----------
TOTAL INVESTMENTS - 104.5%
 (cost $827,019,924)                                     			1,003,199,281
OTHER ASSETS, LESS LIABILITIES - (4.5)%			                   (43,260,296)
                                                              -----------
NET ASSETS - 100.0%	                                       		$959,938,985
                                                              -----------
                                                              -----------

[FN]

Note: Based on the cost of investments of $828,956,688 for federal income tax purposes at December 31, 1998, the aggregate gross unrealized appreciation and depreciation was $228,678,822 and $54,436,229, respectively, resulting in net unrealized appreciation of investments of $174,242,593.

*      Non-income-producing security.

** Some or all of these shares, amounting to $34,581,721, or 3.6 % of net assets, were out on loan to various brokers as of December 31, 1998.

*** Collateral received from brokers for securities lending was invested in this short-term investment.

**** Yield shown for each investment company represents the December 31, 1998 seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

Investment Abbreviations:
ADR: Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.


 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998
--------------------------------------------------------------------------

                             		MANAGERS       MANAGERS          MANAGERS
                              		INCOME    	   	CAPITAL        		SPECIAL
                              		EQUITY		    APPRECIATION	       	EQUITY
                               		FUND	         	FUND		            FUND
                                -------      -----------         -------
ASSETS:
  Investments at value*     	$	72,303,578  	$	95,474,505    	$	1,003,199,281
  Cash	                          	298,502        		5,266	             	3,471
  Receivable for
          investments sold      		181,688	      	502,483         		2,342,972
  Receivable for
          Fund shares sold	      	209,095    		1,115,128	        	13,163,470
  Dividends, interest and
         other receivables      		104,972       		12,235           		330,788
  Prepaid expenses              	 	12,399       		16,829            		75,172
                             ------------   --------------    --------------
       Total assets		          73,110,234	   	97,126,446     		1,019,115,154
                             ------------   --------------    --------------
LIABILITIES:
  Payable for Fund shares
           repurchased	           	22,233	      	267,973         		7,434,767
  Payable upon return of
          securities loaned	   	3,229,951	    	5,546,278	        	36,014,544
  Payable for investments
            purchased	           	371,246    		3,012,056	        	14,650,929
Accrued expenses:
      Investment advisory and
              management fees	    	43,408	       	53,054           		689,067
      Administrative fees        		14,469	       	16,579	           	191,407
      Other	                      	37,801       		39,376	           	195,455
                              -----------     -----------       -------------
         Total liabilities    		3,719,108	     8,935,316        		59,176,169
                              -----------     -----------       -------------
NET ASSETS                  	$	69,391,126  	$	88,191,130      	$	959,938,985
                              -----------     -----------       -------------
                              -----------      ----------       -------------
  Shares outstanding          		2,262,452    		2,610,432	        	15,676,420
                              -----------      ----------        -----------
                              -----------      ---------         -----------
  Net asset value, offering
      and redemption
      price per share	           	$30.67       		$33.78 	             	$61.23
                                  ------        --------               ------
                                  ------        --------               ------

NET ASSETS REPRESENT:
  Paid-in capital          	$	57,297,939   	$ 66,232,122      	$	 809,313,585
  Undistributed net
     investment income (loss)	   	21,353        --             143,444
  Accumulated net realized gain
     (loss) from investments	  	(294,694)       	656,317          (25,697,401)
  Net unrealized appreciation
      of investments		        12,366,528    		21,302,691        		176,179,357
                            ------------     ------------       -------------

NET ASSETS                  $	69,391,126   	$	88,191,130        	$	959,938,985
                            ------------      -----------       -------------
                            ------------      ----------        -------------

*  Investments at cost     	$	59,937,050   	$	74,171,814        	$	827,019,924
                            ------------    ------------        -------------
                            ------------    ------------        -------------

[FN]

 The accompanying notes are an integral part of these financial statements.

                                          32

--------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF OPERATIONS
For the year ended December 31, 1998
--------------------------------------------------------------------------

                                 		MANAGERS      		MANAGERS     		MANAGERS
                                  		INCOME       		CAPITAL      		SPECIAL
                                  		EQUITY     		APPRECIATION    	EQUITY
                                  		FUND          		FUND        		 FUND
                                   --------      -----------      ---------
INVESTMENTS INCOME:
  Dividend income              	$	1,662,260       	$	154,100    	$	4,329,690
  Interest income	                  	94,897        		117,746     		4,524,928
  Foreign withholding tax	         	(20,298)           		--	           	--
  Securities lending fees		           6,484         		92,566       		237,746
						                            ---------         --------       ---------
    Total investment income     		1,743,343        		364,412     		9,092,364
						                            ---------         --------      ----------
EXPENSES:
  Investment advisory and
           management fees        		513,862        		590,610     		7,575,758
  Administrative fees             		171,288        		184,566     		2,104,377
  Transfer agent fees	              	87,139         		77,680       		830,072
  Custodian fees	                   	67,796         		65,876       		404,639
  Audit fees                       		29,125         		32,004        		55,939
  Registration fees                		16,270         		18,957        		85,540
  Insurance                         		5,882          		9,546        		46,530
  Trustee fees	                      	1,921          		3,369        		24,762
  Legal fees                        		2,502          		2,694        		31,866
  Miscellaneous expenses           		10,229         		15,893       		120,800
                                   ---------         --------      ----------

     Total expenses before
                  reduction	       	906,014       		1,001,195     		11,280,283
  Expense reductions              		(28,694)        		(45,898)      		(32,880)
                                    --------         ---------     ----------
  Net expenses                    		877,320         		955,297     		11,247,403
						                              --------         ---------     ----------
    Net investment income (loss)	  	866,023        		(590,885)	   	(2,155,039)
						                              --------         ---------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on
      investment transactions	   	4,967,355       		19,561,648   	(23,605,905)
  Net unrealized appreciation
      of investments            		1,379,664       		11,585,959    	31,926,270
						                           -----------        ----------     ----------
       Net realized and
             unrealized gain    		6,347,019       		31,147,607    		8,320,365
						                           -----------        ----------      ---------

NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS           $	7,213,042      	$	30,556,722    $	6,165,326
                                -----------       ------------      ---------
                                -----------       ------------      ---------

[FN]

  The accompanying notes are an integral part of these financial statements.

                                   33


-----------------------------------------------------------------------
THTE MANAGERS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------

                                       		MANAGERS INCOME EQUITY FUND
                                         ---------------------------
                                 			FOR THE             FOR THE
                                   YEAR ENDED          YEAR ENDED
                             			DECEMBER 31, 1998     DECEMBER 31, 1997
                                -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)       	$	866,023           	$	1,223,052
  Net realized gain (loss)
         on investments	             	4,967,355           		13,070,991
  Net unrealized appreciation
    (depreciation) of investments	   	1,379,664              		595,116
                              								---------               --------
  Net increase in net assets
     resulting from operations	      	7,213,042           		14,889,159
                                						---------            -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income         		(865,105)          		(1,253,740)
  From net realized gain on
      Investments                  		(7,385,826)	         	(11,843,315)
                                 				----------            -----------
    Total distributions to
        shareholders               		(8,250,931)	         	(13,097,055)
                              							-----------	         	------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares      		23,758,769          		35,568,276
  Net asset value of shares issued
    in connection	with reinvestment
    of dividends and distributions   		7,479,697          		11,483,738
  Cost of shares repurchased	  	     (25,755,736)	        	(36,960,862)
                             							------------            ------------
    Net increase (decrease) from
       capital share transactions	    	5,482,730 	          	10,091,152
                                 						---------		           ----------
  Total increase (decrease) in
        net assets	                   	4,444,841           		11,883,256

NET ASSETS:
  Beginning of year	                 	64,946,285           		53,063,029
                                   			----------            	----------
  End of year                      	$	69,391,126          	$	64,946,285
                                   			----------           		----------
                                   			----------            	----------
  End of year undistributed
       (overdistributed)
       net investment income	           $	21,353              $	24,259
                                     -----------             ---------
                                     -----------             ---------
--------------------------------------------------------------------------

SHARE TRANSACTIONS:
  Sale of shares	                       	729,152            		1,061,260
  Shares issued in connection with
      reinvestment	of dividends
      and distributions                		244,946              		374,916
  Shares repurchased                  		(802,321)	          	(1,085,631)
                                   					---------          		-----------
    Net increase (decrease) in shares	  	171,777 	             	350,545
                                  							-------              		--------
                                 								-------	              	--------


[FN]

 The accompanying notes are an integral part of these financial statements.

                                  34

-------------------------------------------------------------------

-------------------------------------------------------------------

   MANAGERS CAPITAL APPRECIATION FUND         MANAGERS SPECIAL EQUITY FUND
   ----------------------------------         ---------------------------
   	FOR THE             FOR THE             FOR THE                FOR THE
	 YEAR ENDED		         YEAR ENDED          YEAR ENDED            YEAR ENDED
	DECEMBER 31, 1998		DECEMBER 31, 1997		 DECEMBER 31, 1998     DECEMBER 31, 1997
	-----------------   -----------------		-----------------		 -----------------

$	    (590,885) 	       $	  (450,934)   	$   	(2,155,039)      	$    	833,322
   	19,561,648          		13,435,680 	      	(23,605,905)	        	17,630,807

    11,585,959 	         	(1,801,245)       		31,926,270         		98,018,318
    ----------	          	-----------       		----------	         	----------

    	30,556,722           	11,183,501        		6,165,326 	        	116,482,447
    	----------	          	----------        		---------	         	-----------

         	--                 		--              		  --		              (788,086)
   	(10,197,107)	         	(12,541,907)	     	(1,103,588)	        (23,238,043)
    	----------	          		----------	      		----------          ----------

   	(10,197,107)         		(12,541,907)      		(1,103,588)        (24,026,129)
     ----------	           ------------        ----------         ------------

   	110,123,436           		81,018,263      		962,148,890        		594,941,899

     	9,382,893           		11,559,522          		933,968         		20,172,338
  	(125,534,506)	        	(118,641,988)	     (727,912,988)	      (259,296,392)
    	----------				 							-----------       -------------       ------------

    	(6,028,177)		         (26,064,203)     		235,169,870 	       	355,817,845
    	----------											 -----------        -----------        ------------

    	14,331,438          		(27,422,609)     		240,231,608 	      	448,274,163

    	73,859,692          		101,282,301 	     	719,707,377        	271,433,214
    	----------            -----------        -----------         -----------

   $	88,191,130          	$	73,859,692     	$	959,938,985      	$	719,707,377
   	-----------          	  	----------       		----------	       	----------
    ----------		             ----------	       	----------		      	----------

        	--	                     	--	           $	143,444	           $	75,296
    	----------            	----------         	----------	        	----------
					----------           	 ----------	         ----------	        	----------

---------------------------------------------------------------------------

    		3,635,252             		2,797,323      		16,300,224 	       	10,692,536

      		275,562                	506,041          		15,795           		344,679
     (4,347,025)	           	(4,101,797)    		(12,403,122)       		(4,601,047)
					----------               ----------      ------------         -----------

     		(436,211)             		(798,433)      		3,912,897         		6,436,168
							---------               ---------       ----------          -----------
       ---------               ---------       ----------          -----------


[FN]

 The accompanying notes are an integral part of these financial statements.

                                   35

--------------------------------------------------------------------------
MANAGERS INCOME EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout the year
--------------------------------------------------------------------------

                                            YEAR ENDED DECEMBER 31,
                             ----------------------------------------------
                            	1998  	   1997     	1996      	1995      	1994
                             ----      ----      ----       -----      ----

NET ASSET VALUE, BEGINNING
   of Year	                $31.06   	$30.49   	$28.43    	$24.90    	$27.89
                           ------    ------    ------     ------     ------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income    	0.41     	0.67     	0.76      	0.87      	0.80
   Net realized and unrealized
       gain (loss)
       on investments       	3.10     	7.27     	3.97      	7.47     	(0.50)
					                      -------    ------   -------    -------     ------
      Total from investment
           operations       	3.51     	7.94     	4.73      	8.34      	0.30
					                      -------    -------  -------    -------     ------
LESS DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
  Net investment income    	(0.41)   	(0.69)  	 (0.76)    	(0.86)    	(0.83)
  Net realized gain on
        investments         (3.49)   	(6.68)   	(1.91)    	(3.95)    	(2.46)
					                      -------     ------  --------    ------     ------

   Total distributions to
           shareholders    	(3.90)    	(7.37)	  (2.67)    	(4.81)    	(3.29)
                            ------      ------   ------    ------     -------
NET ASSET VALUE,
         END OF YEAR
                           $30.67     	$31.06  	$30.49    	$28.43     	$24.90
                          -------      ------   ------     -------     ------
                          -------      ------   ------     -------     ------
-----------------------------------------------------------------------------
   Total Return           	11.77%	      27.19%   	17.08%   	34.36%     	0.99%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Ratio of net expenses to
   average net assets	     1.28%(a)    	1.32%(a)	 1.44%(a)   	1.45%    	1.33%

Ratio of net investment
  income to average
  net assets	              1.26%	       1.97%    	2.63%	      2.85%	    3.06%

Portfolio turnover          	84%	         96%      	33%	        36%	      46%

Net assets at end of year
    (000's omitted)    	$69,391     	$64,946  	$53,063 	   $37,807   	$48,875
----------------------------------------------------------------------------
----------------------------------------------------------------------------

[FN]

(a) The Fund has entered into an arrangement with one or more third-party broker-dealer(s) who have paid a portion of the Fund's expenses. In addition, the Fund has received credits against its custodian expense for
    uninvested overnight cash balances.	Absent these expense reductions, the
    ratio of expenses to average net assets for the years ended December 31,
    1998, 1997 and 1996	would have been 1.32%, 1.35% and 1.44%, respectively.
    (See Note 1c of Notes to Financial Statements.)


---------------------------------------------------------------------
MANAGERS CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year
----------------------------------------------------------------------

                                        YEAR ENDED DECEMBER 31,
                             -----------------------------------------------
                            	1998     	1997      	1996     	1995	     1994
                             ----      ----       ----      ----      ----
NET ASSET VALUE, BEGINNING
    OF YEAR                 $24.24  	$26.34     	$27.14   	$23.25   	$25.17
                            ------   ------      ------    ------    ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income(loss)	(0.23)  	(0.13)(a)   	0.09     	0.09     	0.12
 Net realized and unrealized
    gain(loss)
    on investments          	14.18    	3.15       	3.66     	7.62    	(0.49)
					                       ------    ------     -------   -------   -------
 Total from investment
     operations             	13.95     	3.02      	3.75     	7.71    	(0.37)
					                       ------    ------     -------   -------   -------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
 From net investment income   	---      	---      	(0.10)   	(0.08)    	(0.12)
 From net realized gain
      on investments        	(4.41)	   (5.12)	    (4.45)	    (3.74)   	(1.39)
 In excess of net realized gain
      on investments          	---	      ---	       ---       	---	    (0.04)
					                        -------   ------     -------   -------   -------
      Total distributions
          to shareholders   	(4.41)   	(5.12)    	(4.55)     (3.82)   	(1.55)
                             -------   ------     -------   -------   -------
NET ASSET VALUE,
    END OF YEAR              $33.78   	$24.24    	$26.34    	$27.14   	$23.25
                             ------    ------     ------     ------    ------
                             ------    ------     ------     ------    ------
-----------------------------------------------------------------------------
Total Return	                57.41%	    12.74%    	13.73%	    33.39%	  (1.50)%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Ratio of net expenses to
    average net assets      	1.29%(b) 	1.26%(b)	  1.33%(b)	    1.36%    	1.29%

Ratio of net investment
   income(loss) to average
   net assets	               (0.80)%   	(0.45)%    	0.34%      	0.31%   	0.53%

Portfolio turnover	             252%      	235%	     172%	       134%	    122%

Net assets at end of year
     (000's omitted)       	$88,191   	$73,860  	$101,282   	$83,353  	$86,042

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

[FN]

(a) Calculated using the average shares outstanding during the year.
(b) The Fund has entered into an arrangement with one or more third-party
    broker-dealer(s) who have paid a portion of the Fund's	expenses. In
    addition, the Fund has received credits against its custodian expense for uninvested overnight cash balances. Absent these expense reductions, the ratio of expenses to average net assets for the years ended December 31, 1998, 1997 and 1996 would have been 1.36%, 1.32% and 1.38%, respectively. (See Note 1c of Notes to Financial Statements.)


----------------------------------------------------------------------
MANAGERS SPECIAL EQUITY FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year
-----------------------------------------------------------------------


                                          YEAR ENDED DECEMBER 31,
                               ---------------------------------------------
                              	1998      	1997	     1996     	1995     	1994
                               ----       ----      ----      ----      ----
NET ASSET VALUE, BEGINNING
       OF YEAR               $61.18    	$50.95    	$43.34   	$36.79   	$38.90
                             ------     ------     ------    ------    ------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)	(0.14)     	0.08     (0.00) 	  (0.07)(a)	(0.01)
 Net realized and unrealized
   gain (loss) on investments  0.26     	12.29    	10.68    	12.28    	(0.76)
					                          ----      -----     ------    -----     -----
Total from investment
   operations                 	0.12     	12.37    	10.68    	12.21    	(0.77)
					                          ----      -----     -----     -----     ------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income        	---	      (0.07)     	---     	---       	---
 Net realized gain
      on investments         	(0.07)    	(2.07)   	(3.07)  	(5.66)    	(1.34)
					                         -----      -----     ------   -----      ------
     Total distributions to
           shareholders      	(0.07)    	(2.14)	   (3.07)	  (5.66)    	(1.34)
                              -----       -----    ------   ------     ------
NET ASSET VALUE,
    END OF YEAR              $61.23    	$61.18    	$50.95 	$43.34     	$36.79
                             ------     ------     ------  ------      ------
                             ------     ------     ------  ------      ------
-----------------------------------------------------------------------------
Total Return	                 0.20%     	24.45%    	24.75% 	33.94%	   (1.99)%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Ratio of net expenses to
      average net assets     	1.34%(b)  	1.35%(b)   	1.43%  	1.44%     	1.37%

Ratio of net investment income
 (loss) to average net assets (0.26)%    	0.17%    (0.10)% 	(0.16)%   	(0.06)%

Portfolio turnover	               64%	      49%       	56%     	65%       	66%

Net assets at end of year
       (000's omitted)       	$959,939 	$719,707 	$271,433 	$118,362 	$111,584
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------


(a) Calculated using the average shares outstanding during the year.
(b) The Fund has entered into an arrangement with one or more third-party
    broker-dealer(s) who have paid a portion of the Fund's	expenses. In
    addition, the Fund has received credits against its custodian expense for uninvested overnight cash balances. Absent these expense reductions, the ratio of expenses to average net assets for the years ended December 31, 1998 and December 31, 1997 would have been 1.34% and 1.36%, respectively. (See Note 1c of Notes to Financial Statements).

                                    38



----------------------------------------------------------------------------
THE MANAGERS FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1998
----------------------------------------------------------------------------

(1) SUMMAREY OF SIGNIFICANT ACCOUNTING POLICIES

The Managers Funds (the Trust) is a no-load, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the 1940
Act). Currently the Trust is comprised of 10 investment series. Included in this report are Managers Income Equity Fund (Income Equity), Managers
Capital Appreciation Fund (Capital Appreciation) and Managers Special
Equity Fund (Special Equity), collectively the Funds.


The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:


(A) VALUATION OF INVESTMENTS

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, on the basis of the last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted bid price. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost which approximates market. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees.


(B) SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.


(C) INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust is informed of the ex-dividend date.
Dividend income on foreign securities is recorded net of withholding tax.
Interest income is recorded on the accrual basis and includes amortization of discounts and premiums when


                                    39

----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
---------------------------------------------------------------------------

required for federal income tax purposes. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds in the Trust based upon their average net assets.


The Funds each had certain portfolio trades directed to various brokers who paid a portion of such Fund's expenses. For the year ended December 31, 1998, the custody expense for the Income Equity, Capital Appreciation and Special Equity Funds' were reduced by $27,473, 30,383 and $14,685, respectively, under these arrangements.


In addition, each of the Funds has a balance credit arrangement with the custodian bank whereby each Fund is credited with an interest factor equal to 0.75% of the nightly Fed Funds rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Funds. For the year ended December 31, 1998, the Income Equity, Capital Appreciation and Special Equity Funds' custody expenses were reduced by $1,221, $15,515 and $18,195, respectively, under these arrangements.


(D) DIVIDENDS AND DISTRIBUTIONS

Dividends resulting from net investment income, if any, normally will be declared and paid monthly for Income Equity and annually for Capital
Appreciation and Special Equity. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.


(E) REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.


If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.


(F) FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986,

                                40


--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------

as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.


(G) CAPITAL STOCK

The Trust's Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value.
Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.


At December 31, 1998, certain unaffiliated shareholders, including omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Income Equity- 3 collectively own 48%; Capital
Appreciation- 1 owns 12%; and Special Equity-  1 owns 35%.


(H) FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.


In addition, the Funds do not isolate that portion of the results of operation resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.


(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Managers Funds, L.P. (the Investment Manager) provides or oversees investment advisory and management services to the Funds under Management
Agreements with each Fund. The Investment Manager selects portfolio managers for each Fund (subject to Trustee approval), allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results. Each Fund's investment portfolio is managed by portfolio managers who serve pursuant to Portfolio Management Agreements with the Investment Manager and the Fund. Certain trustees and officers of the

                                   41







---------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
---------------------------------------------------------------------

Funds are officers of the Investment Manager.

Investment advisory and management fees are paid directly by each Fund to The Managers Funds, L.P. based on average daily net assets. The annual investment advisory and management fee rates, as a percentage of average daily net assets for the year ended December 31, 1998, were as follows:



                                 		INVESTMENT ADVISORY
     FUND                        		AND MANAGEMENT FEE
    ------                         ------------------

 	Income Equity 		                       0.75%
	 Capital Appreciation 	                 0.80%
 	Special Equity 	             	         0.90%



The Trust has adopted an Administration and Shareholder Servicing Agreement. The Managers Funds, L.P. serves as each Fund's administrator (the Administrator) and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders. During the year ended December 31, 1998, each of the Funds paid a fee to the Administrator at the rate of 0.25% per annum of the Fund's average daily net assets.


An aggregate annual fee of $10,000 is paid to each outside Trustee for serving as a Trustee of the Trust. In addition, these Trustees receive meeting fees of $750 for each in-person meeting attended, and $200 for participation in any telephonic meetings. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees.


(3) PURCHASES ADN SALES OF SECURITIES

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 1998 were as follows:


   FUND                  			PURCHASES               SALES
   ----                    ----------              --------
Income Equity	            $ 55,986,175         	$ 56,000,395
Capital Appreciation	      179,272,417	          196,803,194
Special Equity	            720,698,689   	       491,823,995


There were no purchases or sales of U.S. Government securities.


(4) PORTFOLIO SECURITIES LOANED


The Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned except for government securities loaned is accepted only in cash. Collateral on government securities loaned is in the form of other similar securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in money market funds by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)
---------------------------------------------------------------------------


(5) TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Income Equity, Capital Appreciation and Special Equity Funds designates $ 6,093,069, $ 9,056,320 and $1,103,595 as 20% capital gain distributions for its year ended
December 31, 1998.

As of December 31, 1998, Special Equity had an accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes amounting to $ 22,747,256, expiring December 31, 2006.


-----------------------------------------------------------------------------
SUBSEQUENT EVENTS (unaudited)
----------------------------------------------------------------------------

On January 29, 1999, The Managers Funds, L.P. (the Manager) and its partners entered into an agreement (the Purchase Agreement) with Affiliated Managers Group, Inc. (AMG). Under the Purchase Agreement, at the closing, The Manager will convert into a Delaware limited liability company (LLC) and AMG will acquire a 95% interest in its profits and a 100% interest in the capital of the Manager with the remaining 5% interest in the profits to be retained by certain key employees of the Manager (the "Transaction"). AMG will become the managing member of the LLC. AMG is a publicly-traded Delaware corporation that acquires and holds interests in investment management firms. The Transaction is expected to close on or about April 2, 1999, subject to various conditions.

At an in-person meeting held on January 13, 1999, the Board of Trustees of The Managers Funds considered the proposed Transaction and approved a new advisory agreement between each of the 10 funds comprising the Trust (other than Managers Money Market Fund) and the LLC, new sub-advisory agreements and other contracts with the LLC on the same terms as the existing contracts, and to take effect upon effective date of the Transaction. The approval of the advisory agreements with the LLC and of the Sub-Advisory Agreement on behalf of Managers Capital Appreciation Fund and Essex Investment Management Company, LLC (an affiliate of AMG) are subject to the approval by the shareholders of the applicable Funds. A special meeting of shareholders will be held to consider these matters before the proposed Transaction is consummated. A proxy statement describing the matters to be considered will be mailed to each shareholder in advance of the meeting.

----------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
----------------------------------------------------------------------------


To the Trustees of The Managers Funds and the Shareholders of Managers Income Equity Fund, Managers Capital Appreciation Fund and Managers Special Equity Fund:



In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material aspects, the financial position of Managers Income Equity Fund, Managers Capital Appreciation Fund and Managers Special Equity Fund (three of the series constituting The Managers Funds, hereafter referred to as the Funds) at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Boston, Massachusetts
February 12, 1999

[BLANK PAGE}

[LOGO}

      WHERE LEADING MONEY MANAGERS CONVERGE

FUND DISTRIBUTOR
THE MANAGERS FUNDS, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

CUSTODIAN
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, New York 10022

TRANSFER AGENT
Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded by an effective prospectus.

THE MANAGERS FUNDS

EQUITY FUNDS:
------------

INCOME EQUITY FUND
 Scudder Kemper Investments, Inc.
 Chartwell Investment Partners, L.P.

CAPITAL APPRECIATION FUND
 Essex Investment Management Co., Inc.
 Roxbury Capital Management, LLC

SPECIAL EQUITY FUND
 Liberty Investment Management
 Pilgrim Baxter & Associates, Ltd.
 Westport Asset Management, Inc.
 Lazard Asset Management

INTERNATIONAL EQUITY FUND
 Scudder, Kemper Investments, Inc.
 Lazard Assed Management

EMERGING MARKETS EQUITY FUND
 King Street Advisors, Limited

INCOME FUNDS:
------------

MONEY MARKET FUND
 J.P. Morgan

SHORT AND INTERMEDIATE BOND FUND
 Standish, Ayer & Wood, Inc.

INTERMEDIATE MORTGAGE FUND
 Jennison Associates Capital Corp.

BOND FUND
 Loomis, Sayles & Company, L.P.

GLOBAL BOND FUND
 Rogge Global Partners